UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2019

     MFS® Global Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LGE-ANN

MFS® Global Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	3.2%
Visa, Inc., “A”	3.1%
Medtronic PLC	3.0%
Comcast Corp., “A”	3.0%
Nestle S.A.	2.8%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Accenture PLC, “A”	2.5%
Honeywell International, Inc.	2.5%
Schneider Electric SE	2.3%
Essity AB	2.2%

GICS equity sectors (g)
Health Care	20.4%
Industrials	19.1%
Consumer Staples	15.9%
Information Technology	12.6%
Financials	9.2%
Consumer Discretionary	9.1%
Communication Services	6.6%
Materials	5.7%
Energy	0.5%
Real Estate	0.2%

Issuer country weightings (x)
United States	55.6%
France	11.1%
Switzerland	7.7%
United Kingdom	6.9%
Germany	4.7%
Japan	3.0%
Sweden	2.2%
Netherlands	2.1%
Canada	1.8%
Other Countries	4.9%

Currency exposure weightings (y)
United States Dollar	56.9%
Euro	21.0%
Swiss Franc	7.7%
British Pound Sterling	6.9%
Japanese Yen	3.0%
Swedish Krona	2.2%
South Korean Won	0.8%
Danish Krone	0.6%
Brazilian Real	0.3%
Other Currencies	0.6%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2019, Class A shares of the MFS Global Equity Fund (fund) provided a total return of 16.67%, at net asset value. This compares with a return of 12.69% for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

Contributors to Performance

Security selection in both the health care and consumer staples sectors was a primary factor that contributed to performance relative to the MSCI World Index. Within the

4

Management Review – continued

health care sector, the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, precision instrument and machine manufacturer Olympus (Japan) and medical equipment manufacturers, Stryker and Medtronic (United Kingdom), benefited relative returns. The stock price of Thermo Fisher advanced during the period as the company’s earnings, which were supported by strong organic growth and efficient operational performance, topped expectations. Within the consumer staples sector, overweight positions in personal care products maker Essity (Sweden) and global food company Nestle (Switzerland) aided relative results. The stock price of Essity rose on the back of favorable pricing trends, notably in the first half of the reporting period, and earnings results that came in ahead of consensus estimates.

An underweight position in the poor-performing energy sector also supported relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton (France), railroad company Kansas City Southern, global payments technology company Visa and electrical distribution equipment manufacturer Schneider Electric (France) further helped relative performance. Strength in LVMH Moet Hennessy Louis Vuitton’s fashion and leather goods division helped drive solid corporate results and appeared to have buoyed investor sentiment.

Detractors from Performance

Security selection and an underweight position in the information technology sector weakened relative performance during the reporting period. Within this sector, not holding shares of strong-performing software giant Microsoft, and an overweight position in custom IT consulting and technology services provider Cognizant Technology Solutions, held back relative returns. The stock price of Cognizant Technology Solutions declined over the period, as shifts in spending patterns from a few large clients negatively impacted the company’s financial services and health care segments.

Stock selection in the financials sector further weighed on relative results, led by the fund’s overweight positions in electronic brokerage firm TD Ameritrade Holding, investment management and banking firm UBS Group (Switzerland), custody bank State Street and global financial services provider Bank of New York Mellon. The stock price of TD Ameritrade declined over the reporting period on the back of weaker-than-expected trading revenues, interest rate deductions that weighed on income from interest earning assets and from the news that the company would follow in its competitor’s footsteps and lower its trading commissions to zero.

Stocks in other sectors that held back relative returns included the fund’s overweight positions in household products manufacturer Reckitt Benckiser Group (United Kingdom), diversified technology company 3M and oil field services company Schlumberger. Not holding shares of household products maker Procter & Gamble also weakened the fund’s relative performance.

Respectfully,

Portfolio Manager(s)

Ryan McAllister and Roger Morley

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	16.67%	8.03%	10.50%	N/A
B	12/29/86	15.79%	7.23%	9.66%	N/A
C	1/03/94	15.78%	7.22%	9.67%	N/A
I	1/02/97	16.94%	8.30%	10.77%	N/A
R1	4/01/05	15.77%	7.22%	9.67%	N/A
R2	10/31/03	16.36%	7.76%	10.23%	N/A
R3	4/01/05	16.65%	8.03%	10.49%	N/A
R4	4/01/05	16.93%	8.30%	10.76%	N/A
R6	6/01/12	17.07%	8.40%	N/A	12.01%

Comparative benchmark(s)
MSCI World Index (net div) (f)		12.69%	7.58%	9.48%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		9.97%	6.76%	9.84%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.79%	6.92%	9.66%	N/A
C With CDSC (1% for 12 months) (v)		14.78%	7.22%	9.67%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

8

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2019 through October 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Expenses Paid During Period (p) 5/01/19-10/31/19
A	Actual	1.14%	$1,000.00	$1,039.27	$5.86
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
B	Actual	1.89%	$1,000.00	$1,035.31	$9.70
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
C	Actual	1.89%	$1,000.00	$1,035.47	$9.70
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
I	Actual	0.89%	$1,000.00	$1,040.66	$4.58
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R1	Actual	1.89%	$1,000.00	$1,035.38	$9.70
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
R2	Actual	1.39%	$1,000.00	$1,037.89	$7.14
	Hypothetical (h)	1.39%	$1,000.00	$1,018.20	$7.07
R3	Actual	1.14%	$1,000.00	$1,039.09	$5.86
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R4	Actual	0.89%	$1,000.00	$1,040.51	$4.58
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R6	Actual	0.81%	$1,000.00	$1,041.09	$4.17
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%

Issuer	Shares/Par	Value ($)
Aerospace - 4.3%
Honeywell International, Inc.	426,345	$73,642,572
MTU Aero Engines AG	86,258	23,031,129
United Technologies Corp.	222,765	31,984,599

		$128,658,300
Airlines - 1.2%
Aena S.A.	186,992	$34,306,833

Alcoholic Beverages - 5.5%
Ambev S.A.	2,159,578	$9,358,800
Carlsberg Group	124,306	17,487,606
Diageo PLC	1,501,128	61,533,262
Heineken N.V.	254,649	25,975,557
Pernod Ricard S.A.	277,204	51,166,910

		$165,522,135
Apparel Manufacturers - 4.2%
Burberry Group PLC	598,766	$15,853,499
Compagnie Financiere Richemont S.A.	395,254	31,091,445
LVMH Moet Hennessy Louis Vuitton SE	184,932	78,892,407

		$125,837,351
Automotive - 0.8%
Aptiv PLC	172,323	$15,431,525
Harley-Davidson, Inc.	231,366	9,002,451

		$24,433,976
Broadcasting - 3.5%
Omnicom Group, Inc.	175,373	$13,537,042
Walt Disney Co.	473,389	61,502,699
WPP Group PLC	2,447,922	30,542,259

		$105,582,000
Brokerage & Asset Managers - 1.2%
Deutsche Boerse AG	86,891	$13,465,579
TD Ameritrade Holding Corp.	562,500	21,588,750

		$35,054,329
Business Services - 7.0%
Accenture PLC, “A”	403,064	$74,736,127
Adecco S.A.	246,754	14,627,647

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Brenntag AG	308,703	$15,493,340
Cognizant Technology Solutions Corp., “A”	467,858	28,511,266
Compass Group PLC	1,053,959	28,069,453
Equifax, Inc.	201,632	27,565,111
PayPal Holdings, Inc. (a)	191,222	19,906,210

		$208,909,154
Cable TV - 3.0%
Comcast Corp., “A”	2,025,412	$90,778,966

Chemicals - 2.6%
3M Co.	244,329	$40,311,842
PPG Industries, Inc.	302,327	37,827,154

		$78,138,996
Computer Software - 2.6%
Check Point Software Technologies Ltd. (a)	313,780	$35,272,010
Oracle Corp.	793,790	43,253,617

		$78,525,627
Consumer Products - 5.1%
Colgate-Palmolive Co.	462,701	$31,741,289
Essity AB	2,080,140	64,909,450
Reckitt Benckiser Group PLC	731,861	56,539,681

		$153,190,420
Electrical Equipment - 4.0%
Amphenol Corp., “A”	164,901	$16,544,517
Legrand S.A.	411,381	32,107,750
Resideo Technologies, Inc. (a)	72,442	690,372
Schneider Electric SE	744,495	69,133,715

		$118,476,354
Electronics - 1.9%
Hoya Corp.	230,100	$20,416,174
Microchip Technology, Inc.	136,154	12,837,961
Samsung Electronics Co. Ltd.	567,246	24,516,998

		$57,771,133
Food & Beverages - 5.3%
Danone S.A.	592,344	$49,125,284
Kellogg Co.	389,028	24,714,949
Nestle S.A.	779,666	83,238,138

		$157,078,371

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 1.1%
Marriott International, Inc., “A”	170,425	$21,567,284
Sands China Ltd.	1,043,600	5,104,188
Wynn Resorts Ltd.	42,115	5,110,234

		$31,781,706
Insurance - 1.2%
Aon PLC	182,811	$35,311,773

Internet - 0.8%
eBay, Inc.	648,985	$22,876,721

Machinery & Tools - 1.3%
Kubota Corp.	2,471,200	$39,213,716

Major Banks - 4.8%
Bank of New York Mellon Corp.	840,844	$39,309,457
Erste Group Bank AG	269,359	9,514,178
Goldman Sachs Group, Inc.	156,145	33,318,220
State Street Corp.	568,817	37,581,739
UBS Group AG	2,081,429	24,559,385

		$144,282,979
Medical Equipment - 15.1%
Abbott Laboratories	531,015	$44,398,164
Cooper Cos., Inc.	101,510	29,539,410
EssilorLuxottica	84,555	12,900,813
Medtronic PLC	834,729	90,901,988
Olympus Corp.	2,104,600	28,608,411
Sonova Holding AG	29,800	6,826,964
Stryker Corp.	260,910	56,427,006
Thermo Fisher Scientific, Inc.	314,938	95,104,977
Waters Corp. (a)	153,105	32,400,080
Zimmer Biomet Holdings, Inc.	384,646	53,169,617

		$450,277,430
Network & Telecom - 0.9%
Cisco Systems, Inc.	565,258	$26,855,408

Oil Services - 0.5%
National Oilwell Varco, Inc.	197,012	$4,456,411
NOW, Inc. (a)	115,055	1,212,680
Schlumberger Ltd.	294,682	9,633,155

		$15,302,246

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financial - 5.1%
American Express Co.	314,902	$36,931,707
Grupo Financiero Banorte S.A. de C.V.	1,358,254	7,413,858
Julius Baer Group Ltd.	258,078	11,385,255
Kasikornbank PLC	931,980	4,305,720
Visa, Inc., “A”	521,006	93,187,133

		$153,223,673
Pharmaceuticals - 5.1%
Bayer AG	720,814	$55,937,022
Johnson & Johnson	79,533	10,501,537
Merck KGaA	223,910	26,695,797
Roche Holding AG	192,066	57,785,290

		$150,919,646
Railroad & Shipping - 4.5%
Canadian National Railway Co.	593,246	$53,018,395
Kansas City Southern Co.	433,393	61,013,066
Union Pacific Corp.	112,658	18,640,393

		$132,671,854
Real Estate - 0.2%
Deutsche Wohnen SE	150,343	$5,654,087

Restaurants - 0.5%
Whitbread PLC	283,614	$14,919,277

Specialty Chemicals - 4.4%
Akzo Nobel N.V.	414,141	$38,129,139
L’Air Liquide S.A.	236,643	31,433,817
Linde PLC	244,551	48,344,535
Linde PLC	72,268	14,334,358

		$132,241,849
Specialty Stores - 0.4%
Hermes International	9,338	$6,717,463
Sally Beauty Holdings, Inc. (a)	370,103	5,736,596

		$12,454,059
Trucking - 1.2%
United Parcel Service, Inc., “B”	314,030	$36,166,835
Total Common Stocks (Identified Cost, $1,824,225,912)		$2,966,417,204

15

Portfolio of Investments – continued

Investment Companies (h) - 0.4%

Issuer	Shares/Par	Value ($)
Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $10,669,426)	10,669,374	$10,670,441

Other Assets, Less Liabilities - 0.3%		9,409,357
Net Assets - 100.0%		$2,986,497,002

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $10,670,441 and $2,966,417,204, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,824,225,912)	$2,966,417,204
Investments in affiliated issuers, at value (identified cost, $10,669,426)	10,670,441
Receivables for
Investments sold	1,410,753
Fund shares sold	40,478,401
Dividends	7,580,346
Total assets	$3,026,557,145

Liabilities
Payables for
Investments purchased	$1,080,027
Fund shares reacquired	37,796,518
Payable to affiliates
Investment adviser	123,896
Administrative services fee	2,089
Shareholder servicing costs	822,133
Distribution and service fees	21,422
Payable for independent Trustees’ compensation	4,277
Deferred country tax expense payable	5,214
Accrued expenses and other liabilities	204,567
Total liabilities	$40,060,143
Net assets	$2,986,497,002

Net assets consist of
Paid-in capital	$1,791,859,393
Total distributable earnings (loss)	1,194,637,609
Net assets	$2,986,497,002
Shares of beneficial interest outstanding	64,618,594

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$721,140,884	15,750,252	$45.79
Class B	22,592,018	538,837	41.93
Class C	143,768,756	3,594,412	40.00
Class I	947,284,226	20,116,880	47.09
Class R1	2,485,325	60,661	40.97
Class R2	37,041,887	834,722	44.38
Class R3	91,018,759	2,002,110	45.46
Class R4	97,860,821	2,128,216	45.98
Class R6	923,304,326	19,592,504	47.13

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $48.58 [100 / 94.25 x $45.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$64,831,634
Dividends from affiliated issuers	305,689
Income on securities loaned	84,909
Other	1,391
Foreign taxes withheld	(3,685,203)
Total investment income	$61,538,420
Expenses
Management fee	$22,184,672
Distribution and service fees	3,875,292
Shareholder servicing costs	2,152,328
Administrative services fee	395,116
Independent Trustees’ compensation	47,075
Custodian fee	310,206
Shareholder communications	150,212
Audit and tax fees	65,648
Legal fees	25,064
Miscellaneous	285,829
Total expenses	$29,491,442
Fees paid indirectly	(1,413)
Reduction of expenses by investment adviser and distributor	(309,686)
Net expenses	$29,180,343
Net investment income (loss)	$32,358,077

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $13,063 country tax)	$99,960,386
Affiliated issuers	7,792
Foreign currency	(103,862)
Net realized gain (loss)	$99,864,316
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $126,436 decrease in deferred country tax)	$312,304,087
Affiliated issuers	1,014
Translation of assets and liabilities in foreign currencies	117,154
Net unrealized gain (loss)	$312,422,255
Net realized and unrealized gain (loss)	$412,286,571
Change in net assets from operations	$444,644,648

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$32,358,077	$33,344,236
Net realized gain (loss)	99,864,316	127,748,250
Net unrealized gain (loss)	312,422,255	(199,283,976)
Change in net assets from operations	$444,644,648	$(38,191,490)
Total distributions to shareholders	$(150,150,375)	$(93,073,314)
Change in net assets from fund share transactions	$(167,592,578)	$(333,694,745)
Total change in net assets	$126,901,695	$(464,959,549)

Net assets
At beginning of period	2,859,595,307	3,324,554,856
At end of period	$2,986,497,002	$2,859,595,307

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$41.44	$43.43	$36.00		$36.22	$35.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.40	$0.27	(c)	$0.26	$0.30
Net realized and unrealized gain (loss)	6.10	(1.23)	7.66		0.16	1.07
Total from investment operations	$6.52	$(0.83)	$7.93		$0.42	$1.37

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.29)	$(0.21)		$(0.26)	$(0.26)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(2.17)	$(1.16)	$(0.50)		$(0.64)	$(0.60)
Net asset value, end of period (x)	$45.79	$41.44	$43.43		$36.00	$36.22
Total return (%) (r)(s)(t)(x)	16.67	(1.99)	22.28	(c)	1.26	3.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.16	1.17	(c)	1.22	1.23
Expenses after expense reductions (f)	1.15	1.15	1.16	(c)	1.21	1.22
Net investment income (loss)	0.98	0.91	0.68	(c)	0.74	0.84
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$721,141	$671,000	$703,516		$655,756	$677,704

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$38.09	$40.03	$33.26		$33.51	$32.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	$(0.02	)(c)	$(0.01)	$0.03
Net realized and unrealized gain (loss)	5.60	(1.12)	7.08		0.16	1.00
Total from investment operations	$5.70	$(1.06)	$7.06		$0.15	$1.03

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.01)	$—		$(0.02)	$(0.02)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(1.86)	$(0.88)	$(0.29)		$(0.40)	$(0.36)
Net asset value, end of period (x)	$41.93	$38.09	$40.03		$33.26	$33.51
Total return (%) (r)(s)(t)(x)	15.79	(2.73)	21.37	(c)	0.50	3.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.91	1.92	(c)	1.97	1.98
Expenses after expense reductions (f)	1.91	1.90	1.91	(c)	1.96	1.97
Net investment income (loss)	0.24	0.15	(0.04	)(c)	(0.03)	0.09
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$22,592	$24,726	$29,043		$25,664	$27,384

Class C	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$36.44	$38.35	$31.88		$32.19	$31.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06	$(0.02	)(c)	$(0.01)	$0.03
Net realized and unrealized gain (loss)	5.34	(1.07)	6.78		0.15	0.95
Total from investment operations	$5.43	$(1.01)	$6.76		$0.14	$0.98

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.03)	$—		$(0.07)	$(0.05)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(1.87)	$(0.90)	$(0.29)		$(0.45)	$(0.39)
Net asset value, end of period (x)	$40.00	$36.44	$38.35		$31.88	$32.19
Total return (%) (r)(s)(t)(x)	15.78	(2.72)	21.36	(c)	0.48	3.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.91	1.92	(c)	1.97	1.98
Expenses after expense reductions (f)	1.91	1.90	1.91	(c)	1.96	1.97
Net investment income (loss)	0.23	0.16	(0.05	)(c)	(0.03)	0.08
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$143,769	$149,669	$180,446		$156,837	$140,018

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$42.57	$44.58	$36.94		$37.14	$36.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.52	$0.41	(c)	$0.34	$0.41
Net realized and unrealized gain (loss)	6.27	(1.27)	7.83		0.19	1.07
Total from investment operations	$6.80	$(0.75)	$8.24		$0.53	$1.48

Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.39)	$(0.31)		$(0.35)	$(0.34)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(2.28)	$(1.26)	$(0.60)		$(0.73)	$(0.68)
Net asset value, end of period (x)	$47.09	$42.57	$44.58		$36.94	$37.14
Total return (%) (r)(s)(t)(x)	16.94	(1.76)	22.60	(c)	1.52	4.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.91	0.92	(c)	0.97	0.98
Expenses after expense reductions (f)	0.91	0.90	0.91	(c)	0.96	0.97
Net investment income (loss)	1.21	1.17	1.01	(c)	0.93	1.11
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$947,284	$935,292	$1,070,007		$793,470	$671,087

Class R1	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$37.25	$39.18	$32.56		$32.80	$32.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06	$(0.02	)(c)	$(0.01)	$0.03
Net realized and unrealized gain (loss)	5.47	(1.09)	6.93		0.16	0.97
Total from investment operations	$5.56	$(1.03)	$6.91		$0.15	$1.00

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.03)	$—		$(0.01)	$(0.03)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(1.84)	$(0.90)	$(0.29)		$(0.39)	$(0.37)
Net asset value, end of period (x)	$40.97	$37.25	$39.18		$32.56	$32.80
Total return (%) (r)(s)(t)(x)	15.77	(2.73)	21.37	(c)	0.51	3.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.91	1.92	(c)	1.97	1.98
Expenses after expense reductions (f)	1.91	1.90	1.91	(c)	1.96	1.97
Net investment income (loss)	0.22	0.16	(0.05	)(c)	(0.03)	0.10
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$2,485	$2,538	$3,411		$3,442	$3,546

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$40.21	$42.16	$34.96		$35.19	$34.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.18	(c)	$0.16	$0.21
Net realized and unrealized gain (loss)	5.91	(1.19)	7.43		0.16	1.03
Total from investment operations	$6.22	$(0.91)	$7.61		$0.32	$1.24

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.17)	$(0.12)		$(0.17)	$(0.16)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(2.05)	$(1.04)	$(0.41)		$(0.55)	$(0.50)
Net asset value, end of period (x)	$44.38	$40.21	$42.16		$34.96	$35.19
Total return (%) (r)(s)(t)(x)	16.36	(2.24)	21.97	(c)	0.99	3.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.41	1.42	(c)	1.47	1.48
Expenses after expense reductions (f)	1.41	1.40	1.41	(c)	1.46	1.47
Net investment income (loss)	0.76	0.66	0.45	(c)	0.47	0.59
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$37,042	$40,944	$52,489		$49,546	$56,978

Class R3	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$41.16	$43.14	$35.76		$35.98	$35.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.39	$0.28	(c)	$0.26	$0.30
Net realized and unrealized gain (loss)	6.06	(1.21)	7.60		0.16	1.05
Total from investment operations	$6.47	$(0.82)	$7.88		$0.42	$1.35

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.29)	$(0.21)		$(0.26)	$(0.26)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(2.17)	$(1.16)	$(0.50)		$(0.64)	$(0.60)
Net asset value, end of period (x)	$45.46	$41.16	$43.14		$35.76	$35.98
Total return (%) (r)(s)(t)(x)	16.65	(2.00)	22.29	(c)	1.25	3.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.16	1.17	(c)	1.22	1.23
Expenses after expense reductions (f)	1.16	1.15	1.16	(c)	1.21	1.22
Net investment income (loss)	0.97	0.90	0.70	(c)	0.74	0.84
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$91,019	$90,003	$108,852		$98,106	$105,192

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$41.63	$43.62	$36.15		$36.37	$35.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.51	$0.38	(c)	$0.35	$0.40
Net realized and unrealized gain (loss)	6.09	(1.23)	7.68		0.16	1.06
Total from investment operations	$6.63	$(0.72)	$8.06		$0.51	$1.46

Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.40)	$(0.30)		$(0.35)	$(0.34)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(2.28)	$(1.27)	$(0.59)		$(0.73)	$(0.68)
Net asset value, end of period (x)	$45.98	$41.63	$43.62		$36.15	$36.37
Total return (%) (r)(s)(t)(x)	16.93	(1.75)	22.61	(c)	1.50	4.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.91	0.92	(c)	0.97	0.98
Expenses after expense reductions (f)	0.91	0.90	0.91	(c)	0.96	0.97
Net investment income (loss)	1.25	1.16	0.96	(c)	0.99	1.11
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$97,861	$136,066	$142,713		$116,248	$118,810

Class R6	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$42.61	$44.61	$36.96		$37.17	$36.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	$0.54	$0.41	(c)	$0.39	$0.44
Net realized and unrealized gain (loss)	6.26	(1.24)	7.86		0.16	1.08
Total from investment operations	$6.85	$(0.70)	$8.27		$0.55	$1.52

Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.43)	$(0.33)		$(0.38)	$(0.37)
From net realized gain	(1.75)	(0.87)	(0.29)		(0.38)	(0.34)
Total distributions declared to shareholders	$(2.33)	$(1.30)	$(0.62)		$(0.76)	$(0.71)
Net asset value, end of period (x)	$47.13	$42.61	$44.61		$36.96	$37.17
Total return (%) (r)(s)(t)(x)	17.07	(1.66)	22.71	(c)	1.60	4.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.81	0.83	(c)	0.87	0.88
Expenses after expense reductions (f)	0.82	0.80	0.82	(c)	0.87	0.88
Net investment income (loss)	1.35	1.20	0.99	(c)	1.08	1.19
Portfolio turnover	7	12	10		8	8
Net assets at end of period (000 omitted)	$923,304	$809,357	$1,034,078		$494,203	$383,913

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing

27

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,640,139,503	$—	$—	$1,640,139,503
France	331,478,159	—	—	331,478,159
Switzerland	229,514,124	—	—	229,514,124
United Kingdom	207,457,431	—	—	207,457,431
Germany	140,276,954	—	—	140,276,954
Japan	—	88,238,301	—	88,238,301
Sweden	64,909,450	—	—	64,909,450
Netherlands	64,104,696	—	—	64,104,696
Canada	53,018,395	—	—	53,018,395
Other Countries	117,659,005	29,621,186	—	147,280,191
Mutual Funds	10,670,441	—	—	10,670,441
Total	$2,859,228,158	$117,859,487	$—	$2,977,087,645

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes

29

Notes to Financial Statements – continued

the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

30

Notes to Financial Statements – continued

applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains)	$35,150,548	$32,405,740
Long-term capital gains	114,999,827	60,667,574

Total distributions	$150,150,375	$93,073,314

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$1,846,547,757
Gross appreciation	1,195,014,843

Gross depreciation	(64,474,955)
Net unrealized appreciation (depreciation)	$1,130,539,888

Undistributed ordinary income	30,295,094
Undistributed long-term capital gain	33,890,102
Other temporary differences	(87,475)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/19	Year ended 10/31/18
Class A	$34,533,060	$18,892,006
Class B	1,180,565	640,118
Class C	7,530,989	4,215,307
Class I	48,190,668	30,524,519
Class R1	133,156	78,129
Class R2	2,042,306	1,234,246
Class R3	4,541,220	2,895,810
Class R4	7,338,749	4,109,675
Class R6	44,659,662	30,483,504
Total	$150,150,375	$93,073,314

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion and up to $5 billion	0.65%
In excess of $5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2019, this management fee reduction amounted to $278,732, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.76% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $120,090 for the year ended October 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,724,341
Class B	0.75%	0.25%	1.00%	1.00%	238,125
Class C	0.75%	0.25%	1.00%	1.00%	1,464,287
Class R1	0.75%	0.25%	1.00%	1.00%	24,576
Class R2	0.25%	0.25%	0.50%	0.50%	200,249
Class R3	—	0.25%	0.25%	0.25%	223,714
Total Distribution and Service Fees					$3,875,292

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2019, this rebate amounted to $29,682, $429, and $843 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2019, were as follows:

Amount
Class A	$8,691
Class B	30,637
Class C	13,975

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2019, the fee was $165,833, which equated to 0.0058% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,986,495.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

33

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,705 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,265 at October 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $4,000 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $65,799 and $793,901, respectively. The sales transactions resulted in net realized gains (losses) of $9,967.

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $192,627,585 and $391,913,075, respectively.

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Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,834,787	$77,780,471	2,864,502	$124,994,713
Class B	21,732	828,744	65,490	2,642,429
Class C	403,014	14,852,786	764,864	29,511,781
Class I	6,060,092	261,939,568	5,933,741	265,674,692
Class R1	9,074	339,632	7,354	290,220
Class R2	186,212	7,658,921	210,731	8,953,510
Class R3	609,310	26,048,949	513,201	22,256,413
Class R4	558,516	23,967,656	663,792	29,092,007
Class R6	4,633,798	206,816,959	4,887,034	217,932,872
	14,316,535	$620,233,686	15,910,709	$701,348,637

Shares issued to shareholders in reinvestment of distributions
Class A	818,404	$31,786,855	402,196	$17,286,370
Class B	32,088	1,148,743	15,640	622,014
Class C	193,314	6,601,665	97,978	3,727,079
Class I	1,110,657	44,270,813	639,357	28,163,671
Class R1	3,807	133,156	2,009	78,129
Class R2	47,826	1,804,464	26,170	1,093,652
Class R3	117,770	4,541,220	67,606	2,886,104
Class R4	184,471	7,179,608	94,740	4,081,380
Class R6	1,090,631	43,461,647	677,110	29,833,465
	3,598,968	$140,928,171	2,022,806	$87,771,864

Shares reacquired
Class A	(3,093,163)	$(130,594,134)	(3,273,753)	$(143,127,341)
Class B	(164,089)	(6,417,048)	(157,520)	(6,344,810)
Class C	(1,109,138)	(41,137,311)	(1,460,413)	(56,092,959)
Class I	(9,024,403)	(380,492,105)	(8,606,925)	(383,948,578)
Class R1	(20,356)	(737,374)	(28,288)	(1,078,932)
Class R2	(417,577)	(17,485,740)	(463,573)	(19,671,067)
Class R3	(911,470)	(38,697,353)	(917,421)	(39,811,959)
Class R4	(1,883,374)	(83,382,426)	(761,792)	(33,351,273)
Class R6	(5,124,654)	(229,810,944)	(9,749,566)	(439,388,327)
	(21,748,224)	$(928,754,435)	(25,419,251)	$(1,122,815,246)

35

Notes to Financial Statements – continued

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(439,972)	$(21,026,808)	(7,055)	$(846,258)
Class B	(110,269)	(4,439,561)	(76,390)	(3,080,367)
Class C	(512,810)	(19,682,860)	(597,571)	(22,854,099)
Class I	(1,853,654)	(74,281,724)	(2,033,827)	(90,110,215)
Class R1	(7,475)	(264,586)	(18,925)	(710,583)
Class R2	(183,539)	(8,022,355)	(226,672)	(9,623,905)
Class R3	(184,390)	(8,107,184)	(336,614)	(14,669,442)
Class R4	(1,140,387)	(52,235,162)	(3,260)	(177,886)
Class R6	599,775	20,467,662	(4,185,422)	(191,621,990)
	(3,832,721)	$(167,592,578)	(7,485,736)	$(333,694,745)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $16,072 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,015,260	$338,779,283	$332,132,908	$7,792	$1,014	$10,670,441

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$305,689	$—

(8) Redemptions In-Kind

On July 1, 2019, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $96,265,804. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $55,021,827 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Equity Fund and the Board of Trustees of MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2019

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Ryan McAllister Roger Morley

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

45

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

47

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $130,621,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 67.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $43,734,549. The fund intends to pass through foreign tax credits of $3,592,141 for the fiscal year.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2019

MFS® Global Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MWT-ANN

MFS® Global Total Return Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 2%, 11/15/2026	2.0%
U.S. Treasury Notes, 2.375%, 5/15/2029	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.7%
U.S. Treasury Notes, 3.5%, 2/15/2039	1.5%
Roche Holding AG	1.5%
Government of Japan, 1.8%, 9/20/2030	1.4%
U.S. Treasury Note 5 yr Future - DEC 2019	(1.3)%
Euro-Bund 10 yr Future - DEC 2019	(1.6)%
Euro-Bobl 5 yr Future - DEC 2019	(2.1)%
U.S. Treasury Ultra 10 yr Future - DEC 2019	(3.6)%

Composition including fixed income credit quality (a)(i)
AAA	4.8%
AA	2.9%
A	6.5%
BBB	12.0%
D (o)	0.0%
U.S. Government	7.1%
Federal Agencies	3.7%
Not Rated	(7.2)%
Non-Fixed Income	60.1%
Cash & Cash Equivalents	1.7%
Other	8.4%

GICS equity sectors (g)
Financials	11.0%
Health Care	9.7%
Industrials	9.6%
Information Technology	7.5%
Consumer Staples	7.3%
Consumer Discretionary	3.6%
Communication Services	3.2%
Materials	2.7%
Energy	2.6%
Utilities	1.6%
Real Estate	1.3%

Fixed income sectors (i)
Investment Grade Corporates	9.6%
Non-U.S. Government Bonds	9.3%
Mortgage-Backed Securities	3.6%
Emerging Markets Bonds	3.2%
U.S. Treasury Securities	2.0%
Collateralized Debt Obligations	0.7%
Commercial Mortgage-Backed Securities	0.6%
High Yield Corporates	0.6%
Municipal Bonds	0.1%
U.S. Government Agencies	0.1%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	54.8%
Japan	9.1%
Switzerland	5.5%
United Kingdom	5.3%
France	4.7%
Canada	4.1%
Italy	2.3%
Spain	1.8%
Taiwan	1.7%
Other Countries	10.7%

Currency exposure weightings (i)(y)
United States Dollar	51.3%
Euro	17.1%
Japanese Yen	11.7%
Swiss Franc	5.3%
British Pound Sterling	4.8%
Canadian Dollar	2.7%
Taiwan Dollar	1.7%
South Korean Won	0.9%
Chinese Yuan Offshore	0.8%
Other Currencies	3.7%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Portfolio Composition – continued

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2019, Class A shares of the MFS Global Total Return Fund (fund) provided a total return of 12.03%, at net asset value. This compares with returns of 12.69% and 9.54% for the fund’s benchmarks, the MSCI World Index (net div) and the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (Blended Index), generated a total return of 11.77%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the

Management Review – continued

European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

Detractors from Performance

Within the equity portion of the fund, stock selection in the consumer staples sector detracted from performance relative to the MSCI World Index. Within this sector, the fund’s overweight positions in tobacco companies Philip Morris International and Japan Tobacco (Japan) weakened relative returns. The stock price of Philip Morris came under pressure as concerns over the safety of vaping and e-cigarette products, which arose following multiple deaths and illnesses, created regulatory uncertainty and forced the company to back out of merger talks with competitor Altria.

Security selection and, to a lesser extent, an underweight position in the strong-performing real estate sector also weighed on relative performance. Notably, the fund’s overweight position in real estate company Deutsche Wohnen (Germany) hindered relative results as the stock price declined on the back of rental income growth concerns following the announcement that the German government would cap and freeze rents for the next five years.

Stocks in other sectors that further weighed on relative results included not holding shares of software giant Microsoft and the timing of the fund’s overweight position in information technology company DXC Technology (h). Overweight positions in pharmaceutical giant Pfizer, investment management and banking firm UBS Group (Switzerland) and oil field services company Schlumberger, as well as holding shares of poor-performing biochemical product producer PTT Global Chemical (b) (Thailand) and integrated energy and chemical company China Petroleum & Chemical (b) (China), also held back relative returns.

Within the fixed income portion of the fund, the fund’s foreign currency exposure, notably to the Japanese yen, Norwegian krona and the euro, detracted from returns relative to the Bloomberg Index.

Contributors to Performance

Within the equity portion of the fund, stock selection in both the industrials and financials sectors benefited performance relative to the MSCI World Index. Within the industrials sector, the timing of the fund’s overweight position in airline company Air Canada (Canada) and an overweight position in electrical distribution equipment manufacturer Schneider Electric (France) lifted relative returns. Within the financials sector, overweight positions in credit rating agency Moody’s and risk management and human capital consulting services provider Aon aided relative returns. The stock price of Aon rose on the back of strong organic growth and a cost reduction program, which improved corporate margins.

Elsewhere, the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and overweight positions in food catering company Compass Group (United Kingdom), pharmaceutical and diagnostic company Roche Holding (Switzerland), global food company Nestle (Switzerland), paint and coating

Management Review – continued

manufacturer Sherwin-Williams and business system services company Nomura Research Institute (Japan), supported relative results. The stock price of Taiwan Semiconductor Manufacturing advanced on the back of strong demand from Huawei and management’s favorable outlook for sales of 7nm processor chips.

Within the fixed income portion of the fund, and relative to the Bloomberg Index, the fund’s yield curve (y) positioning, notably along the US, Euro and Australian yield curves, benefited relative results. Asset allocation and security selection also supported relative performance, led by the fund’s greater-than-benchmark allocation and favorable security selection in “BBB” rated (r) bonds, and lesser relative exposure and positive security selection in “AA” rated securities. From a sector perspective, bond selection was strong within both the treasury (peripheral Europe in particular) and industrials sectors.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pilar Gomez-Bravo, Steven Gorham, Andy Li, Vipin Narula, Robert Persons, Jonathan Sage, Robert Spector, and Erik Weisman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective February 1, 2019, Andy Li was added as a Portfolio Manager of the Fund. Effective December 31, 2019, Henry Peabody, Jr., will be added as a Portfolio Manager of the Fund. Effective December 31, 2020, Nevin Chitkara will no longer be a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	12.03%	4.86%	6.66%	N/A
B	9/07/93	11.21%	4.07%	5.86%	N/A
C	1/03/94	11.14%	4.08%	5.86%	N/A
I	1/02/97	12.26%	5.12%	6.92%	N/A
R1	4/01/05	11.18%	4.08%	5.86%	N/A
R2	10/31/03	11.74%	4.60%	6.39%	N/A
R3	4/01/05	12.01%	4.87%	6.66%	N/A
R4	4/01/05	12.30%	5.13%	6.92%	N/A
R6	6/01/12	12.44%	5.23%	N/A	7.45%

Comparative benchmark(s)
MSCI World Index (net div) (f)		12.69%	7.58%	9.48%	N/A
MFS Global Total Return Blended Index (f)(w)		11.77%	5.55%	6.78%	N/A
Bloomberg Barclays Global Aggregate Bond Index (f)		9.54%	2.13%	2.36%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.59%	3.63%	6.03%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		7.21%	3.73%	5.86%	N/A
C With CDSC (1% for 12 months) (v)		10.14%	4.08%	5.86%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2019, the MFS Global Total Return Blended Index (a custom index) was comprised of 60% MSCI World Index (net div) and 40% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service

Performance Summary – continued

mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2019 through October 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Expenses Paid During Period (p) 5/01/19-10/31/19
A	Actual	1.09%	$1,000.00	$1,046.60	$5.62
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$1,042.70	$9.47
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$1,042.84	$9.47
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$1,047.85	$4.34
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$1,042.76	$9.47
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$1,045.22	$6.91
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$1,046.76	$5.62
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.84%	$1,000.00	$1,048.39	$4.34
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R6	Actual	0.76%	$1,000.00	$1,048.89	$3.92
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.3%

Issuer	Shares/Par	Value ($)
Aerospace - 2.0%
Honeywell International, Inc.	86,560	$14,951,509
Lockheed Martin Corp.	36,182	13,629,036
Northrop Grumman Corp.	11,726	4,133,180
United Technologies Corp.	34,530	4,957,817

		$37,671,542
Airlines - 0.4%
Air Canada (a)	182,985	$6,515,828

Alcoholic Beverages - 1.4%
Diageo PLC	90,689	$3,717,464
Heineken N.V.	92,524	9,437,942
Molson Coors Brewing Co.	31,787	1,675,811
Pernod Ricard S.A.	60,314	11,132,888

		$25,964,105
Apparel Manufacturers - 0.3%
Compagnie Financiere Richemont S.A.	72,460	$5,699,844

Automotive - 1.0%
Aptiv PLC	53,426	$4,784,298
Lear Corp.	13,371	1,574,703
Magna International, Inc.	161,203	8,667,828
USS Co. Ltd.	153,500	2,966,520

		$17,993,349
Biotechnology - 0.2%
Biogen, Inc. (a)	12,339	$3,685,783

Broadcasting - 0.2%
Omnicom Group, Inc.	27,828	$2,148,043
Publicis Groupe	42,147	1,812,103

		$3,960,146
Brokerage & Asset Managers - 0.9%
BlackRock, Inc.	15,411	$7,115,259
Charles Schwab Corp.	121,916	4,963,200
Invesco Ltd.	102,438	1,723,007
TMX Group Ltd.	33,740	2,947,991

		$16,749,457

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 4.6%
Accenture PLC, “A”	84,801	$15,723,801
Bunzl PLC	111,320	2,895,503
CGI, Inc. (a)	48,057	3,735,537
Cognizant Technology Solutions Corp., “A”	69,122	4,212,295
Compass Group PLC	443,492	11,811,254
Equifax, Inc.	40,522	5,539,763
Experian PLC	181,489	5,708,028
Fidelity National Information Services, Inc.	40,203	5,297,147
Fiserv, Inc. (a)	81,463	8,646,483
Nomura Research Institute Ltd.	302,100	6,420,571
Secom Co. Ltd.	101,200	9,364,466
SGS S.A.	1,182	3,076,914
Thomson Reuters Corp.	43,603	2,932,738

		$85,364,500
Cable TV - 1.0%
Comcast Corp., “A”	396,161	$17,755,936

Chemicals - 1.5%
3M Co.	59,986	$9,897,090
Givaudan S.A.	1,899	5,576,688
PPG Industries, Inc.	94,250	11,792,560

		$27,266,338
Computer Software - 0.2%
Adobe Systems, Inc. (a)	10,682	$2,968,848

Computer Software - Systems - 0.9%
Amadeus IT Group S.A.	106,372	$7,870,358
Hitachi Ltd.	173,000	6,450,426
Panasonic Corp.	196,700	1,654,531

		$15,975,315
Construction - 0.9%
Sherwin-Williams Co.	15,669	$8,967,682
Stanley Black & Decker, Inc.	47,288	7,156,093

		$16,123,775
Consumer Products - 1.6%
Colgate-Palmolive Co.	55,974	$3,839,816
Kao Corp.	81,400	6,547,904
Kimberly-Clark Corp.	76,216	10,127,582
Reckitt Benckiser Group PLC	111,842	8,640,317

		$29,155,619

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 0.4%
Amcor Ltd.	521,808	$4,968,356
Amcor PLC	225,198	2,143,885

		$7,112,241
Electrical Equipment - 2.2%
Johnson Controls International PLC	164,135	$7,111,970
Legrand S.A.	67,091	5,236,365
OMRON Corp.	68,100	3,981,287
Schneider Electric SE	237,183	22,024,784
Spectris PLC	53,876	1,669,335

		$40,023,741
Electronics - 3.8%
Analog Devices, Inc.	63,092	$6,727,500
Hoya Corp.	57,300	5,084,080
Kyocera Corp.	70,500	4,614,052
NXP Semiconductors N.V.	17,644	2,005,770
Samsung Electronics Co. Ltd.	146,702	6,340,622
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	590,024	30,462,939
Texas Instruments, Inc.	121,921	14,385,459

		$69,620,422
Energy - Independent - 0.2%
Marathon Petroleum Corp.	19,405	$1,240,950
Phillips 66	15,925	1,860,358

		$3,101,308
Energy - Integrated - 2.0%
BP PLC	433,000	$2,744,418
Chevron Corp.	30,321	3,521,481
China Petroleum & Chemical Corp.	9,466,000	5,398,405
Eni S.p.A.	368,488	5,576,926
Exxon Mobil Corp.	104,907	7,088,566
Galp Energia SGPS S.A.	212,758	3,388,487
LUKOIL PJSC, ADR	28,488	2,619,756
Suncor Energy, Inc.	192,219	5,715,053

		$36,053,092
Food & Beverages - 2.3%
Danone S.A.	85,633	$7,101,862
General Mills, Inc.	153,227	7,793,125
J.M. Smucker Co.	51,369	5,428,676
Mowi A.S.A.	39,546	964,122
Nestle S.A.	199,426	21,290,975

		$42,578,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.2%
Wesfarmers Ltd.	116,313	$3,180,776

Gaming & Lodging - 0.1%
Marriott International, Inc., “A”	17,977	$2,274,989

Health Maintenance Organizations - 0.5%
Cigna Corp.	49,875	$8,900,693

Insurance - 3.7%
Aon PLC	93,239	$18,010,045
AXA S.A.	64,407	1,701,368
Chubb Ltd.	61,407	9,359,655
Hiscox Ltd.	103,147	1,989,475
Legal & General Group PLC	493,430	1,685,477
Manulife Financial Corp.	144,427	2,689,845
Marsh & McLennan Cos., Inc.	37,797	3,916,525
MetLife, Inc.	94,901	4,440,418
Prudential Financial, Inc.	24,152	2,201,213
Samsung Fire & Marine Insurance Co. Ltd.	7,371	1,365,982
Travelers Cos., Inc.	76,475	10,022,813
Zurich Insurance Group AG	24,869	9,718,195

		$67,101,011
Machinery & Tools - 1.7%
AGCO Corp.	19,458	$1,492,234
Eaton Corp. PLC	162,709	14,173,581
Illinois Tool Works, Inc.	56,613	9,543,820
Kubota Corp.	364,200	5,779,231
PT United Tractors Tbk	658,100	1,016,194

		$32,005,060
Major Banks - 3.6%
ABSA Group Ltd.	375,033	$3,844,023
Bank of New York Mellon Corp.	126,814	5,928,555
China Construction Bank	7,648,000	6,149,997
Goldman Sachs Group, Inc.	22,373	4,773,951
JPMorgan Chase & Co.	162,187	20,260,400
PNC Financial Services Group, Inc.	31,778	4,661,833
Royal Bank of Canada	38,930	3,140,094
State Street Corp.	63,930	4,223,855
UBS Group AG	689,968	8,141,133
Wells Fargo & Co.	113,969	5,884,219

		$67,008,060

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 0.7%
HCA Healthcare, Inc.	56,539	$7,550,218
McKesson Corp.	17,299	2,300,767
Sonic Healthcare Ltd.	165,362	3,247,178

		$13,098,163
Medical Equipment - 2.2%
Abbott Laboratories	104,160	$8,708,818
Becton, Dickinson and Co.	11,405	2,919,680
Danaher Corp.	58,251	8,028,153
EssilorLuxottica	21,377	3,261,554
Medtronic PLC	122,577	13,348,635
Thermo Fisher Scientific, Inc.	15,836	4,782,155

		$41,048,995
Metals & Mining - 0.2%
POSCO	5,069	$914,127
Rio Tinto PLC	49,184	2,557,339

		$3,471,466
Natural Gas - Pipeline - 0.3%
Enterprise Products Partners LP	130,449	$3,395,587
EQM Midstream Partners LP	51,767	1,546,798

		$4,942,385
Network & Telecom - 0.2%
Cisco Systems, Inc.	85,394	$4,057,069

Oil Services - 0.1%
Schlumberger Ltd.	83,861	$2,741,416

Other Banks & Diversified Financials - 2.4%
BB&T Corp.	169,932	$9,014,893
Citigroup, Inc.	211,490	15,197,671
DBS Group Holdings Ltd.	271,700	5,181,149
KBC Group N.V.	55,893	3,919,780
Komercni Banka A.S.	12,654	427,734
Sberbank of Russia, ADR	61,615	905,741
U.S. Bancorp	166,206	9,477,066

		$44,124,034
Pharmaceuticals - 5.9%
AbbVie, Inc.	20,974	$1,668,482
Bayer AG	153,181	11,887,240
Bristol-Myers Squibb Co.	87,021	4,992,395
Eli Lilly & Co.	63,500	7,235,825

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Johnson & Johnson	140,743	$18,583,706
Novartis AG	124,984	10,907,118
Novo Nordisk A.S., “B”	119,125	6,505,923
Pfizer, Inc.	402,405	15,440,280
Roche Holding AG	88,488	26,622,644
Santen Pharmaceutical Co. Ltd.	284,100	5,027,937

		$108,871,550
Printing & Publishing - 0.9%
Moody’s Corp.	30,315	$6,690,217
RELX PLC	237,186	5,703,343
Wolters Kluwer N.V.	53,426	3,933,869

		$16,327,429
Railroad & Shipping - 0.5%
Canadian National Railway Co.	26,059	$2,328,893
Union Pacific Corp.	43,937	7,269,816

		$9,598,709
Real Estate - 1.3%
Daito Trust Construction Co. Ltd.	13,400	$1,773,475
Daiwa House Industry Co. Ltd.	56,900	1,951,951
Deutsche Wohnen SE	179,135	6,736,894
Grand City Properties S.A.	91,554	2,140,229
Longfor Properties Co. Ltd.	277,500	1,148,681
Medical Properties Trust, Inc., REIT	70,661	1,464,803
Public Storage, Inc., REIT	7,706	1,717,359
STORE Capital Corp., REIT	71,235	2,885,017
Unibail-Rodamco-Westfield, REIT	24,145	3,733,695

		$23,552,104
Restaurants - 0.5%
Greggs PLC	99,402	$2,286,784
Starbucks Corp.	70,385	5,951,756
U.S. Foods Holding Corp. (a)	33,906	1,345,051

		$9,583,591
Specialty Chemicals - 0.7%
Akzo Nobel N.V.	73,892	$6,803,090
Corteva, Inc.	19,334	510,031
DuPont de Nemours, Inc.	19,333	1,274,238
PTT Global Chemical PLC	2,905,800	4,907,958

		$13,495,317

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 0.6%
Dufry AG	21,474	$1,862,894
Target Corp.	85,386	9,128,617

		$10,991,511
Telecommunications - Wireless - 1.6%
KDDI Corp.	778,400	$21,585,282
Vodafone Group PLC	3,448,066	7,030,196

		$28,615,478
Telephone Services - 0.5%
Koninklijke KPN N.V.	531,693	$1,648,532
TELUS Corp.	94,777	3,371,272
TELUS Corp.	33,298	1,184,410
Verizon Communications, Inc.	48,681	2,943,740

		$9,147,954
Tobacco - 1.4%
Imperial Brands PLC	99,910	$2,190,277
Japan Tobacco, Inc.	377,700	8,567,055
Philip Morris International, Inc.	187,669	15,283,764

		$26,041,096
Utilities - Electric Power - 1.5%
Duke Energy Corp.	91,655	$8,639,400
Exelon Corp.	192,961	8,777,796
Iberdrola S.A.	248,266	2,549,613
NextEra Energy, Inc.	4,730	1,127,348
SSE PLC	143,930	2,392,954
Xcel Energy, Inc.	61,409	3,900,086

		$27,387,197
Total Common Stocks (Identified Cost, $737,065,395)		$1,088,906,002

Bonds - 38.0%
Aerospace - 0.1%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$630,000	$658,413
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	1,094,000	1,155,311
Lockheed Martin Corp., 3.55%, 1/15/2026	795,000	858,682

		$2,672,406
Apparel Manufacturers - 0.0%
Tapestry, Inc., 4.125%, 7/15/2027	$549,000	$559,251

Asset-Backed & Securitized - 1.3%
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	$1,995,691	$2,143,920

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 2.901% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)		$2,569,000	$2,563,826
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.02% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)		2,966,973	2,944,305
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.173% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)		1,254,500	1,254,498
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,620,000	2,777,916
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 2.977% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)		1,648,500	1,649,530
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 2.801% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)		2,978,000	2,966,168
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.339% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		4,314,000	4,211,918
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,322,687	2,473,409
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		1,013,505	1,059,286

			$24,044,776
Automotive - 0.4%
Continental AG, 0%, 9/12/2023	EUR	760,000	$842,187
Ferrari N.V., 1.5%, 3/16/2023		850,000	980,051
Ford Motor Credit Co. LLC, 1.514%, 2/17/2023		300,000	333,831
General Motors Co., 6.75%, 4/01/2046		$850,000	981,007
Lear Corp., 3.8%, 9/15/2027		695,000	703,881
Lear Corp., 4.25%, 5/15/2029		574,000	591,881
Volkswagen Financial Services AG, 1.5%, 10/01/2024	EUR	765,000	889,201
Volkswagen International Finance N.V., 1.875%, 3/30/2027		500,000	595,639
Volkswagen Leasing GmbH, 1.5%, 6/19/2026		450,000	521,624

			$6,439,302
Broadcasting - 0.3%
Discovery, Inc., 4.125%, 5/15/2029		$348,000	$370,319
Fox Corp., 4.709%, 1/25/2029 (n)		217,000	246,891
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	1,800,000	2,074,290
SES S.A., 1.625%, 3/22/2026		1,100,000	1,308,488
SES S.A., 0.875%, 11/04/2027		300,000	335,189
WPP Finance, 1.375%, 3/20/2025		700,000	814,921

			$5,150,098
Brokerage & Asset Managers - 0.2%
E*TRADE Financial Corp., 2.95%, 8/24/2022		$599,000	$610,232
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048	EUR	700,000	856,048

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$883,000	$959,475
Low Income Investment Fund, 3.386%, 7/01/2026		285,000	293,293
Low Income Investment Fund, 3.711%, 7/01/2029		760,000	790,834
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		715,000	730,815

			$4,240,697
Building - 0.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		$1,033,000	$1,124,615
Imerys S.A., 1.5%, 1/15/2027	EUR	600,000	692,106
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		$544,000	563,207

			$2,379,928
Business Services - 0.2%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	1,700,000	$1,890,451
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$320,000	342,169
Fidelity National Information Services, Inc., 2.602%, 5/21/2025	GBP	100,000	136,012
Fidelity National Information Services, Inc., 5%, 10/15/2025		$114,000	130,279
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,032,000	1,066,768
Fidelity National Information Services, Inc., 1.5%, 5/21/2027	EUR	100,000	118,505
Fidelity National Information Services, Inc., 3.36%, 5/21/2031	GBP	200,000	286,646
Fiserv, Inc., 4.4%, 7/01/2049		$311,000	348,301

			$4,319,131
Cable TV - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$743,000	$913,505
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		595,000	614,095
Eutelsat S.A., 2.25%, 7/13/2027	EUR	1,300,000	1,527,056

			$3,054,656
Chemicals - 0.1%
Sherwin-Williams Co., 3.8%, 8/15/2049		$515,000	$523,468
Symrise AG, 1.25%, 11/29/2025	EUR	630,000	730,119

			$1,253,587
Computer Software - 0.3%
Dassault Systemes SE, 0.125%, 9/16/2026	EUR	500,000	$556,819
Dassault Systemes SE, 0.375%, 9/16/2029		400,000	444,881
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		$1,422,000	1,542,857
Microsoft Corp., 4.1%, 2/06/2037		2,140,000	2,533,898

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - continued
Microsoft Corp., 3.95%, 8/08/2056		$406,000	$480,582

			$5,559,037
Computer Software - Systems - 0.1%
Apple, Inc., 2.7%, 5/13/2022		$598,000	$612,076
Apple, Inc., 4.5%, 2/23/2036		781,000	949,894
Apple, Inc., 4.25%, 2/09/2047		348,000	416,924

			$1,978,894
Conglomerates - 0.2%
Alstom S.A., 0.25%, 10/14/2026	EUR	300,000	$332,382
Illinois Tool Works, Inc., 1%, 6/05/2031		530,000	616,329
Roper Technologies, Inc., 4.2%, 9/15/2028		$787,000	871,554
Roper Technologies, Inc. , 2.95%, 9/15/2029		417,000	422,528
United Technologies Corp., 3.65%, 8/16/2023		1,076,000	1,138,157
Wabtec Corp., 4.95%, 9/15/2028		747,000	824,471

			$4,205,421
Consumer Products - 0.2%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$731,000	$765,123
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		1,016,000	1,050,032
Whirlpool Corp., 4.75%, 2/26/2029		1,454,000	1,636,859

			$3,452,014
Consumer Services - 0.4%
Booking Holdings, Inc., 3.55%, 3/15/2028		$587,000	$632,344
Experian Finance PLC, 4.25%, 2/01/2029 (n)		1,333,000	1,499,664
G4S International Finance PLC, 1.5%, 1/09/2023	EUR	900,000	1,026,762
IHS Markit Ltd., 3.625%, 5/01/2024		$292,000	305,283
IHS Markit Ltd., 4.25%, 5/01/2029		438,000	471,818
ManpowerGroup, Inc., 1.75%, 6/22/2026	EUR	900,000	1,076,521
Visa, Inc., 4.15%, 12/14/2035		984,000	1,184,131
Visa, Inc., 3.65%, 9/15/2047		658,000	741,263

			$6,937,786
Containers - 0.0%
DS Smith PLC, 0.875%, 9/12/2026	EUR	650,000	$714,362

Electronics - 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$1,771,000	$1,788,351
Broadcom, Inc., 4.25%, 4/15/2026 (n)		1,194,000	1,246,474
Texas Instruments, Inc., 2.25%, 9/04/2029		480,000	473,697

			$3,508,522

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 0.7%
Export-Import Bank of India, 3.375%, 8/05/2026		$1,200,000	$1,229,681
Export-Import Bank of India, 3.875%, 2/01/2028		1,000,000	1,055,405
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		763,000	761,093
NTPC Ltd. (Republic of India), 4.25%, 2/26/2026		600,000	634,806
Power Finance Corp. Ltd. (Republic of India), 3.75%, 12/06/2027		850,000	850,704
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		1,050,000	1,077,666
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		3,240,000	3,886,907
State Bank of India (London), 4.375%, 1/24/2024		800,000	843,401
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027		1,939,000	2,040,732

			$12,380,395
Emerging Market Sovereign - 1.5%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$3,798,000	$4,236,707
Republic of Croatia, 1.125%, 6/19/2029	EUR	3,900,000	4,563,648
Republic of Hungary, 5.375%, 2/21/2023		$3,148,000	3,445,360
Republic of Indonesia, 8.25%, 5/15/2029	IDR	91,845,000,000	7,114,012
Republic of Indonesia, 8.375%, 3/15/2034		75,690,000,000	5,829,268
Republic of Indonesia, 7.5%, 6/15/2035		24,500,000,000	1,751,673
State of Qatar, 4%, 3/14/2029 (n)		$878,000	973,489

			$27,914,157
Energy - Independent - 0.2%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$3,609,000	$3,782,708

Energy - Integrated - 0.1%
Eni S.p.A., 4.25%, 5/09/2029 (n)		$607,000	$666,860
OMV AG, 1%, 7/03/2034	EUR	330,000	373,160

			$1,040,020
Financial Institutions - 0.2%
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027		$904,000	$931,550
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		587,000	621,011
GE Capital International Funding Co., 3.373%, 11/15/2025		1,916,000	1,971,457

			$3,524,018
Food & Beverages - 0.6%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	660,000	$802,459
Anheuser-Busch InBev S.A./N.V., 1.65%, 3/28/2031		530,000	651,802
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$1,124,000	1,169,375

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$426,000	$475,856
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		602,000	795,006
Constellation Brands, Inc., 4.4%, 11/15/2025		1,243,000	1,373,742
Danone S.A., 2.077%, 11/02/2021 (n)		1,298,000	1,298,174
Danone S.A., 2.589%, 11/02/2023 (n)		3,035,000	3,087,715
PepsiCo, Inc., 3.1%, 7/17/2022		651,000	673,481
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		300,000	303,973

			$10,631,583
Forest & Paper Products - 0.1%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (z)		$516,000	$514,968
Suzano Austria GmbH, 6%, 1/15/2029		1,279,000	1,413,295

			$1,928,263
Gaming & Lodging - 0.0%
Las Vegas Sands Corp., 3.9%, 8/08/2029		$408,000	$419,764

Industrial - 0.0%
Investor AB, 1.5%, 6/20/2039	EUR	320,000	$385,159

Insurance - 0.2%
American International Group, Inc., 1.875%, 6/21/2027	EUR	850,000	$1,024,680
Argentum Netherlands B.V. for Zurich Insurance Co. Ltd., 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		700,000	899,222
Assicurazioni Generali S.p.A., 2.124%, 10/01/2030		200,000	226,251
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 4/24/2029		100,000	114,948
M&G PLC, 3.875% to 7/20/2024, FLR (GBP Government Yield-5yr. + 3.5%) to 7/20/2029, FLR (GBP Government Yield - 5yr. + 4.5%) to 7/20/2049	GBP	150,000	198,740
NN Group N.V., 4.625% to 4/08/2024, FLR (EURIBOR - 3mo. + 3.95%) to 4/08/2044	EUR	700,000	883,178

			$3,347,019
Insurance - Property & Casualty - 0.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$694,000	$714,852
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		475,000	577,551
Chubb INA Holdings, Inc., 0.875%, 6/15/2027	EUR	100,000	114,957
Chubb INA Holdings, Inc., 2.5%, 3/15/2038		618,000	833,007
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		$813,000	830,259
Marsh & McLennan Cos., Inc., 1.979%, 3/21/2030	EUR	120,000	147,238
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		$532,000	616,012
Progressive Corp., 4.125%, 4/15/2047		908,000	1,063,068

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	300,000	$408,519
QBE Insurance Group Ltd., 6.115%, 5/24/2042		100,000	141,334

			$5,446,797
International Market Quasi-Sovereign - 0.3%
Electricite de France S.A., 5.875%, 12/31/2165	GBP	1,400,000	$1,958,569
Islandsbanki (Republic of Iceland), 1.125%, 1/19/2024	EUR	1,300,000	1,453,871
KFW Government Development Banks (Federal Republic of Germany), 4%, 2/27/2025	AUD	300,000	234,508
KFW Government Development Banks (Federal Republic of Germany), 1.125%, 6/15/2037	EUR	1,910,000	2,458,435
Vattenfall AB (Kingdom of Sweden), 0.5%, 6/24/2026		170,000	192,473

			$6,297,856
International Market Sovereign - 12.7%
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	14,604,000	$12,026,045
Federal Republic of Germany, 0.25%, 8/15/2028	EUR	2,185,000	2,595,502
Federal Republic of Germany, 3.25%, 7/04/2042		646,000	1,263,095
Federal Republic of Germany, 2.5%, 7/04/2044		4,220,000	7,603,053
Federal Republic of Germany, 2.5%, 8/15/2046		2,639,000	4,866,196
Government of Canada, 1.5%, 6/01/2026	CAD	24,253,000	18,511,165
Government of Canada, 5%, 6/01/2033		1,890,000	2,187,068
Government of Canada, 5.75%, 6/01/2033		6,150,000	7,101,753
Government of Japan, 1.8%, 9/20/2030	JPY	2,262,600,000	25,282,077
Government of Japan, 1.8%, 6/20/2031		2,056,600,000	23,169,173
Government of Japan, 2.4%, 3/20/2037		785,850,000	10,068,035
Government of Japan, 0.5%, 6/20/2038		494,450,000	4,829,621
Government of Japan, 2.3%, 3/20/2040		752,000,000	9,814,578
Kingdom of Belgium, 1.6%, 6/22/2047	EUR	1,260,000	1,745,024
Kingdom of Spain, 1.95%, 7/30/2030		2,445,000	3,201,063
Kingdom of Spain, 1.85%, 7/30/2035		9,660,000	12,694,120
Kingdom of Spain, 5.15%, 10/31/2044		1,403,000	3,001,803
Kingdom of Sweden, 2.25%, 6/01/2032	SEK	33,030,000	4,385,300
Republic of France, 1.25%, 5/25/2036	EUR	6,470,000	8,358,860
Republic of France, 1.5%, 5/25/2050		3,175,000	4,313,648
Republic of Italy, 2.1%, 7/15/2026		10,560,000	12,919,427
Republic of Italy, 3.5%, 3/01/2030		458,000	634,843
Republic of Italy, 4%, 2/01/2037		3,460,000	5,249,691
Republic of Italy, 3.1%, 3/01/2040		6,560,000	8,975,310
Republic of Italy, 3.45%, 3/01/2048		1,410,000	2,088,074
Republic of New Zealand, 2.75%, 4/15/2037	NZD	7,260,000	5,396,529
Republic of Portugal, 2.25%, 4/18/2034	EUR	4,418,000	6,095,237
Republic of Portugal, 4.1%, 4/15/2037		1,510,000	2,609,861

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
United Kingdom Treasury, 0.875%, 10/22/2029	GBP	12,060,000	$15,998,096
United Kingdom Treasury, 1.75%, 9/07/2037		3,690,000	5,343,413

			$232,327,660
Local Authorities - 0.1%
Province of Alberta, 4.5%, 12/01/2040	CAD	710,000	$708,221
Province of British Columbia, 2.3%, 6/18/2026		1,895,000	1,472,089

			$2,180,310
Machinery & Tools - 0.0%
Atlas Copco Finance DAC, 0.125%, 9/03/2029	EUR	100,000	$108,229
John Deere Cash Management S.A., 1.65%, 6/13/2039		550,000	669,794

			$778,023
Major Banks - 1.4%
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026		$1,749,000	$1,829,559
Bank of Ireland Group PLC, 0.75% to 7/08/2023, FLR (EUR Swap Rate - 1yr. + 1.15%) to 7/08/2024	EUR	300,000	336,175
Bankinter S.A., 0.875%, 7/08/2026		800,000	902,135
Barclays PLC, 3.125%, 1/17/2024	GBP	750,000	1,019,162
Credit Agricole S.A., 1.25%, 10/02/2024		600,000	772,990
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	850,000	986,105
Credit Suisse Group AG, 1%, 6/24/2027		450,000	515,446
Credit Suisse Group AG, 3.869%, 1/12/2029 (n)		$1,500,000	1,602,794
Erste Group Bank AG, 0.875%, 5/22/2026	EUR	500,000	573,244
HSBC Holdings PLC, 4.375%, 11/23/2026		$1,075,000	1,161,607
JPMorgan Chase & Co., 4.5%, 1/24/2022		1,532,000	1,613,976
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,811,000	1,869,201
JPMorgan Chase & Co., 3.54%, 5/01/2028		1,187,000	1,258,282
Morgan Stanley, 5.5%, 7/28/2021		490,000	518,432
Morgan Stanley, 3.125%, 1/23/2023		1,982,000	2,039,335
Morgan Stanley, 3.95%, 4/23/2027		1,588,000	1,691,667
Nationwide Building Society, 1.5%, 3/08/2026	EUR	400,000	467,426
Raiffeisen Bank International AG, 1.5% to 3/12/2025, FLR (EUR Swap Rate - 5yr. + 2.1%) to 3/12/2030		300,000	333,312
Sumitomo Mitsui Financial Group, Inc., 0.465%, 5/30/2024		400,000	450,009
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028 Svenska Handelsbanken AB, 5.25%, 12/29/2049		$996,000 1,291,000	1,064,055 1,305,214
UBS Group Funding (Switzerland) AG, 2.859%, 8/15/2023 (n)		600,000	608,622
UniCredit S.p.A., 1.625%, 7/03/2025	EUR	900,000	1,032,635
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)		$742,000	798,833

			$24,750,216

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical & Health Technology & Services - 0.6%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$231,000	$240,310
Becton Dickinson Euro Finance S.à r.l., 0.632%, 6/04/2023	EUR	140,000	157,643
Becton, Dickinson and Co., 1.401%, 5/24/2023		900,000	1,039,916
Cigna Corp., 4.125%, 11/15/2025		$1,074,000	1,163,216
HCA, Inc., 5.125%, 6/15/2039		454,000	498,618
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,034,000	1,056,838
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		642,000	716,404
Medtronic PLC, 1.75%, 7/02/2049	EUR	1,500,000	1,685,045
Northwell Healthcare, Inc., 4.26%, 11/01/2047		$667,000	738,078
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,872,000	1,931,895
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		617,000	641,339
Thermo Fisher Scientific, Inc., 0.875%, 10/01/2031	EUR	350,000	391,703

			$10,261,005
Medical Equipment - 0.1%
Abbott Ireland Financing Co., 1.5%, 9/27/2026	EUR	700,000	$839,277
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		250,000	276,260
DH Europe Finance II S.à r.l., 1.35%, 9/18/2039		350,000	379,425
DH Europe Finance II S.à r.l., 1.8%, 9/18/2049		250,000	272,130

			$1,767,092
Midstream - 0.4%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$685,000	$765,181
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		1,440,000	1,521,360
MPLX LP, 4.5%, 4/15/2038		833,000	851,184
ONEOK, Inc., 4.95%, 7/13/2047		1,972,000	2,135,283
Plains All American Pipeline, 3.55%, 12/15/2029		667,000	637,715
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		1,376,000	1,451,643

			$7,362,366
Mortgage-Backed - 3.6%
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046		$8,697,787	$9,420,742
Fannie Mae, 2.5%, 10/01/2034		4,242,287	4,295,566
Fannie Mae, 3%, 11/01/2034		3,530,000	3,628,015
Fannie Mae, 5.5%, 1/01/2037		27,627	31,006
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		286,547	326,881
Fannie Mae, 5%, 4/01/2040 - 8/01/2040		1,946,930	2,150,162
Fannie Mae, 4%, 11/01/2040 - 2/01/2041		4,216,870	4,511,764
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047		3,514,057	3,700,036
Freddie Mac, 3.224%, 3/25/2027		4,500,000	4,832,085
Freddie Mac, 3.194%, 7/25/2027		3,914,000	4,205,319
Freddie Mac, 3.286%, 11/25/2027		2,576,000	2,781,558
Freddie Mac, 3.35%, 1/25/2028		2,733,000	2,964,156
Freddie Mac, 3.6%, 1/25/2028		3,300,000	3,639,610
Freddie Mac, 3.9%, 4/25/2028		3,240,000	3,644,735

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.926%, 7/25/2028		$2,900,000	$3,278,963
Freddie Mac, 5.5%, 7/01/2037		56,000	62,942
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		2,577,358	2,795,039
Freddie Mac, 5%, 7/01/2041		1,227,925	1,355,526
Freddie Mac, 3.5%, 1/01/2047		2,280,483	2,376,921
Ginnie Mae, 5%, 5/15/2040		441,313	494,362
Ginnie Mae, 3.5%, 6/20/2043		1,228,307	1,305,017
Ginnie Mae, 3%, 10/20/2049		4,200,000	4,324,911

			$66,125,316
Municipals - 0.2%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$100,000	$103,017
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029		801,000	1,020,210
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		992,000	1,179,488
Puerto Rico Electric Power Authority Rev., “PP”, 5%, 7/01/2022		425,000	432,182

			$2,734,897
Natural Gas - Distribution - 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$1,037,000	$1,082,367
Infraestructura Energética Nova, S.A.B. de C.V., 4.875%, 1/14/2048		1,000,000	952,500

			$2,034,867
Network & Telecom - 0.1%
AT&T, Inc., 4.75%, 5/15/2046		$983,000	$1,091,366
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	550,000	614,437

			$1,705,803
Oils - 0.2%
Marathon Petroleum Corp., 5.125%, 12/15/2026		$740,000	$845,695
Neste Oyj, 1.5%, 6/07/2024	EUR	1,100,000	1,284,805
Phillips 66, 4.875%, 11/15/2044		$750,000	899,279

			$3,029,779
Other Banks & Diversified Financials - 0.6%
AIB Group PLC, 1.25%, 5/28/2024	EUR	275,000	$315,311
Belfius Bank S.A., 3.125%, 5/11/2026		600,000	763,336
BPCE S.A., 5.25%, 4/16/2029	GBP	700,000	1,120,978
Citizens Financial Group, Inc., 2.375%, 7/28/2021		$1,005,000	1,009,376
Commerzbank AG, 0.625%, 8/28/2024	EUR	370,000	419,548
Commerzbank AG, 4%, 3/23/2026		500,000	635,380

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$950,000	$1,019,281
Groupe BPCE S.A., 0.5%, 2/24/2027	EUR	400,000	442,979
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	550,000	764,712
KBC Group N.V., 0.5% to 12/03/2024, FLR (EUR Swap Rate - 5yr. + 1.1%) to 12/03/2029	EUR	300,000	329,581
Macquarie Group Ltd., 1.25%, 3/05/2025		700,000	808,644
UBS AG, 5.125%, 5/15/2024		$1,730,000	1,859,750
Virgin Money U.K. PLC, 4%, 9/03/2027	GBP	680,000	893,885

			$10,382,761
Pharmaceuticals - 0.1%
Allergan PLC, 2.625%, 11/15/2028	EUR	710,000	$909,909

Real Estate - Apartment - 0.1%
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	1,100,000	$1,268,486
Grand City Properties S.A., 2.5%, 10/24/2069		900,000	1,023,072

			$2,291,558
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$669,000	$692,243
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026	EUR	1,156,000	1,384,178

			$2,076,421
Real Estate - Other - 0.0%
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	730,000	$840,953

Retailers - 0.1%
AA Bond Co. Ltd., 2.875%, 1/31/2022	GBP	375,000	$468,863
AA Bond Co. Ltd., 2.75%, 7/31/2023		1,200,000	1,447,056
Home Depot, Inc., 4.875%, 2/15/2044		$500,000	640,578

			$2,556,497
Specialty Stores - 0.1%
Richemont International S.A., 1.5%, 3/26/2030	EUR	850,000	$1,048,086

Supermarkets - 0.0%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	725,000	$594,972

Supranational - 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	600,000	$421,638
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		440,000	350,570
West African Development Bank, 4.7%, 10/22/2031		$726,000	730,588

			$1,502,796

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - 0.5%
American Tower Corp., REIT, 3.5%, 1/31/2023		$502,000	$522,129
American Tower Corp., REIT, 4%, 6/01/2025		1,250,000	1,344,162
Crown Castle International Corp., 2.25%, 9/01/2021		1,466,000	1,470,323
Crown Castle International Corp., 3.7%, 6/15/2026		515,000	546,236
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		3,399,000	3,544,837
Tele2 AB, 2.125%, 5/15/2028	EUR	1,350,000	1,655,489
Vodafone Group PLC, 2.5%, 5/24/2039		600,000	742,983

			$9,826,159
Tobacco - 0.1%
Altria Group, Inc., 1.7%, 6/15/2025	EUR	430,000	$492,846
Imperial Brands Finance PLC, 1.375%, 1/27/2025		550,000	628,487
Philip Morris International, Inc., 1.45%, 8/01/2039		1,000,000	1,053,839

			$2,175,172
Transportation - Services - 0.3%
Abertis Infraestructuras S.A., 2.375%, 9/27/2027	EUR	500,000	$603,336
Adani Ports and Special Economic Zone Ltd., 4.375%, 7/03/2029		$560,000	584,008
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		627,000	888,864
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	375,000	688,161
Transurban Finance Co., 1.75%, 3/29/2028	EUR	850,000	1,026,976
Vinci S.A., 3.75%, 4/10/2029 (z)		$1,334,000	1,471,319

			$5,262,664
U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 5.31%, 5/01/2027		$99,501	$106,539
Small Business Administration, 2.22%, 3/01/2033		598,210	600,450

			$706,989
U.S. Treasury Obligations - 7.0%
U.S. Treasury Bonds, 3.5%, 2/15/2039		$22,510,000	$27,938,779
U.S. Treasury Bonds, 3.125%, 2/15/2043		12,260,000	14,450,038
U.S. Treasury Bonds, 2.25%, 8/15/2049		1,571,100	1,596,017
U.S. Treasury Notes, 2%, 11/15/2026 (f)		35,192,000	36,119,914
U.S. Treasury Notes, 2.25%, 11/15/2027		15,377,000	16,089,988
U.S. Treasury Notes, 2.375%, 5/15/2029		30,360,000	32,192,274

			$128,387,010
Utilities - Electric Power - 0.9%
Consorcio Transmantaro S.A., 4.7%, 4/16/2034 (n)		$200,000	$218,752
Duke Energy Corp., 3.75%, 9/01/2046		1,040,000	1,076,490
Emera U.S. Finance LP, 2.7%, 6/15/2021		339,000	341,989
Emera U.S. Finance LP, 3.55%, 6/15/2026		387,000	406,469

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Enel Americas S.A., 4%, 10/25/2026		$3,133,000	$3,238,770
Enel Finance International N.V., 0.375%, 6/17/2027	EUR	350,000	390,409
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		$875,000	901,275
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		456,000	518,234
Evergy, Inc., 2.9%, 9/15/2029		1,406,000	1,413,780
Exelon Corp., 3.497%, 6/01/2022		636,000	654,476
innogy Finance B.V., 1.5%, 7/31/2029	EUR	1,200,000	1,454,112
innogy Finance B.V., 4.75%, 1/31/2034	GBP	600,000	997,030
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039 (n)		$644,307	753,065
PPL Capital Funding, Inc., 5%, 3/15/2044		331,000	389,901
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		189,000	195,365
Virginia Electric & Power Co., 3.5%, 3/15/2027		2,000,000	2,150,216
Virginia Electric & Power Co., 2.875%, 7/15/2029		544,000	560,636

			$15,660,969
Utilities - Other - 0.0%
Suez S.A., 1.625% to 9/12/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.151%) to 9/12/2031, FLR (EUR ICE Swap Rate - 5yr. + 3.151%) to 6/01/2026	EUR	400,000	$443,914
Total Bonds (Identified Cost, $669,654,223)			$697,291,771

Preferred Stocks - 0.6%
Consumer Products - 0.5%
Henkel AG & Co. KGaA		85,921	$8,929,224

Electronics - 0.1%
Samsung Electronics Co. Ltd.		68,908	$2,413,780
Total Preferred Stocks (Identified Cost, $6,360,941)			$11,343,004

Convertible Preferred Stocks - 0.1%
Medical Equipment - 0.0%
Danaher Corp., 4.75%		499	$554,050

Utilities - Electric Power - 0.1%
CenterPoint Energy, Inc., 7%		39,539	$2,016,489
Total Convertible Preferred Stocks (Identified Cost, $2,525,691)			$2,570,539

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $35,716,407)		35,719,939	$35,723,511

Portfolio of Investments – continued

Purchased Options - 0.0%

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts		Value ($)
Market Index Securities - 0.0%
Markit iTraxx Europe Index - December 2019 @ EUR 50 (Premiums Paid, $15,085)	Call	Goldman Sachs International	$22,640,590	EUR	20,300,000	$20,974

Written Options (see table below) - 0.0%
(Premiums Received, $5,615)						$(1,818)

Other Assets, Less Liabilities - (0.0)%						(549,254)
Net Assets - 100.0%						$1,835,304,729

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $35,723,511 and $1,800,132,290, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $51,551,458, representing 2.8% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030	10/24/2019-10/25/2019	$517,350	$514,968
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 2.901% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/2018	2,569,000	2,563,826
Vinci S.A., 3.75%, 4/10/2029	4/03/2019	1,330,846	1,471,319
Total Restricted Securities			$4,550,113
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

Portfolio of Investments – continued

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht

Derivative Contracts at 10/31/19

Written Options

Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives

Market Index Securities
Markit iTraxx Europe Index	Put	Goldman Sachs International	EUR(7,500,000)	$(8,364,750)	EUR80	December - 2019	$(1,818)

Forward Foreign Currency Exchange Contracts

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	5,174,000	USD	3,560,549	Merrill Lynch International	12/13/2019	$9,964
CAD	6,112,534	USD	4,635,611	Citibank N.A.	12/13/2019	6,027
CHF	4,266,000	USD	4,312,685	Brown Brothers Harriman	12/13/2019	25,147

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
CNH	28,345,000	USD	3,994,223	Barclays Bank PLC	1/15/2020	$19,190
CNH	77,516,000	USD	10,921,746	JPMorgan Chase Bank N.A.	1/15/2020	53,864
CZK	12,895,000	USD	547,363	Citibank N.A.	12/13/2019	16,445
CZK	6,560,000	USD	284,830	Deutsche Bank AG	12/13/2019	1,993
DKK	13,065,598	USD	1,927,926	Citibank N.A.	12/13/2019	28,466
EUR	1,250,000	USD	1,394,668	Citibank N.A.	12/13/2019	3,257
EUR	19,871,037	USD	21,869,666	Merrill Lynch International	12/13/2019	352,918
EUR	4,847,000	USD	5,395,189	UBS AG	12/13/2019	25,409
GBP	3,386,491	USD	4,361,445	Deutsche Bank AG	12/13/2019	31,061
GBP	1,397,000	USD	1,791,055	Goldman Sachs International	12/13/2019	20,948
IDR	169,649,172,000	USD	12,036,281	JPMorgan Chase Bank N.A.	11/05/2019	48,170
INR	259,680,000	USD	3,631,437	JPMorgan Chase Bank N.A.	11/04/2019	29,700
JPY	155,006,251	USD	1,430,826	UBS AG	12/13/2019	8,185
KRW	6,329,479,000	USD	5,240,069	JPMorgan Chase Bank N.A.	12/03/2019	203,371
MXN	113,289,885	USD	5,728,039	Goldman Sachs International	12/13/2019	125,310
NZD	5,736,000	USD	3,643,140	JPMorgan Chase Bank N.A.	12/13/2019	37,197
PLN	6,279,803	USD	1,591,624	HSBC Bank	12/13/2019	52,478
SGD	2,292,000	USD	1,660,606	UBS AG	12/13/2019	24,813
THB	71,457,750	USD	2,347,264	JPMorgan Chase Bank N.A.	12/16/2019	22,654
USD	3,560,860	CAD	4,685,419	UBS AG	12/13/2019	2,922
USD	3,522,427	CLP	2,545,306,000	JPMorgan Chase Bank N.A.	11/25/2019	88,390
USD	111,856	EUR	100,000	UBS AG	12/13/2019	22
USD	3,670,908	INR	259,680,000	JPMorgan Chase Bank N.A.	11/04/2019	9,769
USD	15,547,483	JPY	1,659,376,697	Deutsche Bank AG	12/13/2019	142,541
USD	6,388,188	JPY	680,000,000	Merrill Lynch International	12/13/2019	75,360
USD	3,555,738	NOK	32,582,000	Deutsche Bank AG	12/13/2019	11,826
USD	3,637,621	NOK	33,201,000	JPMorgan Chase Bank N.A.	12/13/2019	26,381

						$1,503,778

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
CAD	9,429,000	USD	7,180,755	Goldman Sachs International	12/13/2019	$(20,712)
CLP	2,849,953,000	USD	3,934,226	Citibank N.A.	11/25/2019	(89,169)
ILS	2,402,000	USD	687,411	BNP Paribas S.A.	12/13/2019	(4,530)
INR	259,680,000	USD	3,636,465	JPMorgan Chase Bank N.A.	1/30/2020	(7,455)
JPY	134,125,087	USD	1,256,282	Citibank N.A.	12/13/2019	(11,122)
JPY	7,907,739,901	USD	74,150,471	HSBC Bank	12/13/2019	(738,405)
NOK	3,658,495	USD	398,984	HSBC Bank	12/13/2019	(1,053)
RUB	73,875,000	USD	1,141,094	JPMorgan Chase Bank N.A.	1/27/2020	(1,608)
USD	7,616,993	AUD	11,298,746	Merrill Lynch International	12/13/2019	(180,130)
USD	576,491	AUD	853,000	UBS AG	12/13/2019	(12,154)
USD	3,530,193	CAD	4,652,000	Barclays Bank PLC	12/13/2019	(2,368)
USD	20,153,721	CAD	26,808,379	Citibank N.A.	12/13/2019	(203,597)
USD	661,933	EUR	598,062	Credit Suisse Group	12/13/2019	(6,904)
USD	4,652,117	EUR	4,168,967	Deutsche Bank AG	12/13/2019	(10,208)
USD	1,162,102	EUR	1,050,284	Morgan Stanley Capital Services, Inc.	12/13/2019	(12,473)
USD	1,684,294	EUR	1,522,675	UBS AG	12/13/2019	(18,575)
USD	500,518	GBP	386,000	Brown Brothers Harriman	12/13/2019	(150)
USD	4,567,735	GBP	3,735,035	Citibank N.A.	12/13/2019	(276,855)
USD	1,784,241	GBP	1,448,452	JPMorgan Chase Bank N.A.	12/13/2019	(94,499)
USD	17,848	GBP	13,856	UBS AG	12/13/2019	(125)
USD	11,820,594	IDR	169,649,172,000	JPMorgan Chase Bank N.A.	11/05/2019	(263,855)
USD	7,104,420	IDR	100,328,614,000	JPMorgan Chase Bank N.A.	12/04/2019	(21,572)
USD	1,439,459	JPY	155,070,000	Brown Brothers Harriman	12/13/2019	(145)
USD	3,621,238	JPY	391,208,000	Citibank N.A.	12/13/2019	(10,569)
USD	12,078,414	NZD	19,158,858	Citibank N.A.	12/13/2019	(214,309)
USD	3,190,868	SEK	31,354,558	Brown Brothers Harriman	12/13/2019	(63,893)
USD	5,266,063	SEK	52,171,417	Merrill Lynch International	12/13/2019	(149,594)

						$(2,416,029)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	251	$37,685,563	December - 2019	$556,516
Euro-Bund 10 yr	Short	EUR	156	29,883,973	December - 2019	553,127
Euro-Buxl 30 yr	Short	EUR	22	5,151,705	December - 2019	314,509
U.S. Treasury Bond	Short	USD	7	1,129,625	December - 2019	31,037
U.S. Treasury Note 10 yr	Short	USD	142	18,502,156	December - 2019	222,331
U.S. Treasury Note 5 yr	Short	USD	204	24,317,437	December - 2019	166,624
U.S. Treasury Ultra Bond	Short	USD	25	4,743,750	December - 2019	182,536
U.S. Treasury Ultra Note 10 yr	Short	USD	459	65,228,203	December - 2019	1,026,956

						$3,053,636

Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	100	$21,560,156	December - 2019	$(39,416)

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Credit Default Swaps
6/20/24	EUR	910,000	JPMorgan Chase Bank N.A.	5.00%/Quarterly	(1)	$3,150	$170,237	$173,387

(1)

Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in Glencore PLC, 3.375%, 9/30/2020, a BBB rated bond. The fund entered into the contract to gain issuer exposure. The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2019, the fund had cash collateral of $540,000 and other liquid securities with an aggregate value of $2,316,517 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,415,621,335)	$1,800,132,290
Investments in affiliated issuers, at value (identified cost, $35,716,407)	35,723,511
Cash	22,428
Foreign currency, at value (identified cost, $80,586)	80,586
Restricted cash for
Forward foreign currency exchange contracts	540,000
Receivables for
Forward foreign currency exchange contracts	1,503,778
Investments sold	19,632
Fund shares sold	2,820,419
Interest and dividends	9,062,389
Uncleared swaps, at value (net of unamortized premiums paid, $170,237)	173,387
Total assets	$1,850,078,420

Liabilities
Payables for
Forward foreign currency exchange contracts	$2,416,029
Net daily variation margin on open futures contracts	1,108,084
Investments purchased	8,270,199
Fund shares reacquired	2,049,394
Written options	1,818
Payable to affiliates
Investment adviser	25,398
Administrative services fee	1,304
Shareholder servicing costs	654,011
Distribution and service fees	24,134
Payable for independent Trustees’ compensation	10
Deferred country tax expense payable	26,667
Accrued expenses and other liabilities	196,643
Total liabilities	$14,773,691
Net assets	$1,835,304,729

Net assets consist of
Paid-in capital	$1,411,640,663
Total distributable earnings (loss)	423,664,066
Net assets	$1,835,304,729
Shares of beneficial interest outstanding	99,534,080

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$754,092,373	40,738,941	$18.51
Class B	28,393,100	1,503,885	18.88
Class C	211,089,894	11,347,450	18.60
Class I	569,767,295	31,110,656	18.31
Class R1	2,482,684	134,137	18.51
Class R2	11,285,818	616,302	18.31
Class R3	20,299,974	1,100,030	18.45
Class R4	7,569,830	408,376	18.54
Class R6	230,323,761	12,574,303	18.32

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.64 [100 / 94.25 x $18.51]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$34,819,317
Interest	18,149,801
Dividends from affiliated issuers	1,315,328
Income on securities loaned	98,132
Other	25,421
Foreign taxes withheld	(2,121,972)
Total investment income	$52,286,027
Expenses
Management fee	$14,098,326
Distribution and service fees	4,636,669
Shareholder servicing costs	1,758,690
Administrative services fee	261,573
Independent Trustees’ compensation	34,754
Custodian fee	257,746
Shareholder communications	123,599
Audit and tax fees	81,885
Legal fees	16,442
Miscellaneous	236,047
Total expenses	$21,505,731
Fees paid indirectly	(50,989)
Reduction of expenses by investment adviser and distributor	(1,322,579)
Net expenses	$20,132,163
Net investment income (loss)	$32,153,864

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $46,858 country tax)	$62,290,932
Affiliated issuers	1,568
Written options	239,814
Futures contracts	(12,426,406)
Swap agreements	8,112
Forward foreign currency exchange contracts	(2,391,983)
Foreign currency	38,655
Net realized gain (loss)	$47,760,692
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $137,426 decrease in deferred country tax)	$122,440,734
Affiliated issuers	4,162
Written options	3,797
Futures contracts	2,290,215
Swap agreements	3,150
Forward foreign currency exchange contracts	585,562
Translation of assets and liabilities in foreign currencies	113,489
Net unrealized gain (loss)	$125,441,109
Net realized and unrealized gain (loss)	$173,201,801
Change in net assets from operations	$205,355,665

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$32,153,864	$33,506,605
Net realized gain (loss)	47,760,692	41,808,378
Net unrealized gain (loss)	125,441,109	(144,950,913)
Change in net assets from operations	$205,355,665	$(69,635,930)
Total distributions to shareholders	$(57,630,110)	$(63,697,258)
Change in net assets from fund share transactions	$(409,379,454)	$79,167,312
Total change in net assets	$(261,653,899)	$(54,165,876)

Net assets
At beginning of period	2,096,958,628	2,151,124,504
At end of period	$1,835,304,729	$2,096,958,628

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$17.02	$18.08	$16.42		$16.49	$16.80

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.27	$0.23	(c)	$0.26	$0.25
Net realized and unrealized gain (loss)	1.70	(0.81)	1.70		0.40	(0.22)
Total from investment operations	$2.00	$(0.54)	$1.93		$0.66	$0.03

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.27)		$(0.11)	$(0.16)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.51)	$(0.52)	$(0.27)		$(0.73)	$(0.34)
Net asset value, end of period (x)	$18.51	$17.02	$18.08		$16.42	$16.49
Total return (%) (r)(s)(t)(x)	12.03	(3.12)	11.88	(c)	4.21	0.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.15	1.20	(c)	1.27	1.28
Expenses after expense reductions (f)	1.09	1.09	1.08	(c)	1.12	1.13
Net investment income (loss)	1.70	1.48	1.35	(c)	1.59	1.51
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$754,092	$731,699	$781,298		$823,267	$802,412

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$17.34	$18.41	$16.73		$16.82	$17.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.13	$0.11	(c)	$0.14	$0.13
Net realized and unrealized gain (loss)	1.73	(0.83)	1.74		0.40	(0.22)
Total from investment operations	$1.90	$(0.70)	$1.85		$0.54	$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.13)	$(0.17)		$(0.01)	$(0.12)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.36)	$(0.37)	$(0.17)		$(0.63)	$(0.30)
Net asset value, end of period (x)	$18.88	$17.34	$18.41		$16.73	$16.82
Total return (%) (r)(s)(t)(x)	11.21	(3.90)	11.11	(c)	3.37	(0.53)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.90	1.95	(c)	2.02	2.03
Expenses after expense reductions (f)	1.84	1.84	1.84	(c)	1.87	1.88
Net investment income (loss)	0.96	0.72	0.61	(c)	0.83	0.75
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$28,393	$36,088	$48,598		$55,070	$60,197

Class C	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$17.10	$18.15	$16.51		$16.60	$17.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.13	$0.10	(c)	$0.14	$0.13
Net realized and unrealized gain (loss)	1.70	(0.80)	1.71		0.40	(0.23)
Total from investment operations	$1.87	$(0.67)	$1.81		$0.54	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.14)	$(0.17)		$(0.01)	$(0.12)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.37)	$(0.38)	$(0.17)		$(0.63)	$(0.30)
Net asset value, end of period (x)	$18.60	$17.10	$18.15		$16.51	$16.60
Total return (%) (r)(s)(t)(x)	11.14	(3.81)	11.03	(c)	3.44	(0.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.90	1.95	(c)	2.02	2.03
Expenses after expense reductions (f)	1.84	1.84	1.84	(c)	1.87	1.88
Net investment income (loss)	0.96	0.72	0.60	(c)	0.84	0.75
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$211,090	$255,464	$337,099		$359,421	$323,241

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$16.85	$17.91	$16.26		$16.34	$16.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.31	$0.28	(c)	$0.31	$0.29
Net realized and unrealized gain (loss)	1.67	(0.81)	1.69		0.38	(0.22)
Total from investment operations	$2.01	$(0.50)	$1.97		$0.69	$0.07

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.32)		$(0.15)	$(0.20)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.55)	$(0.56)	$(0.32)		$(0.77)	$(0.38)
Net asset value, end of period (x)	$18.31	$16.85	$17.91		$16.26	$16.34
Total return (%) (r)(s)(t)(x)	12.26	(2.90)	12.22	(c)	4.45	0.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	0.95	(c)	1.01	1.03
Expenses after expense reductions (f)	0.84	0.84	0.84	(c)	0.87	0.88
Net investment income (loss)	1.94	1.75	1.64	(c)	1.92	1.75
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$569,767	$667,895	$585,360		$494,880	$212,571

Class R1	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$17.02	$18.08	$16.44		$16.54	$16.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.12	$0.10	(c)	$0.13	$0.13
Net realized and unrealized gain (loss)	1.69	(0.80)	1.71		0.40	(0.23)
Total from investment operations	$1.86	$(0.68)	$1.81		$0.53	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.14)	$(0.17)		$(0.01)	$(0.11)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.37)	$(0.38)	$(0.17)		$(0.63)	$(0.29)
Net asset value, end of period (x)	$18.51	$17.02	$18.08		$16.44	$16.54
Total return (%) (r)(s)(t)(x)	11.18	(3.84)	11.09	(c)	3.39	(0.55)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.90	1.95	(c)	2.02	2.03
Expenses after expense reductions (f)	1.84	1.84	1.84	(c)	1.87	1.88
Net investment income (loss)	0.96	0.65	0.59	(c)	0.81	0.75
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$2,483	$2,352	$2,578		$2,875	$3,195

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$16.84	$17.89	$16.26		$16.35	$16.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.22	$0.19	(c)	$0.23	$0.21
Net realized and unrealized gain (loss)	1.68	(0.80)	1.68		0.38	(0.22)
Total from investment operations	$1.93	$(0.58)	$1.87		$0.61	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.24)		$(0.08)	$(0.14)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.46)	$(0.47)	$(0.24)		$(0.70)	$(0.32)
Net asset value, end of period (x)	$18.31	$16.84	$17.89		$16.26	$16.35
Total return (%) (r)(s)(t)(x)	11.74	(3.37)	11.59	(c)	3.93	(0.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.40	1.45	(c)	1.52	1.53
Expenses after expense reductions (f)	1.34	1.34	1.34	(c)	1.37	1.38
Net investment income (loss)	1.44	1.21	1.11	(c)	1.40	1.25
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$11,286	$13,788	$21,141		$20,926	$11,577

Class R3	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$16.97	$18.03	$16.37		$16.44	$16.75

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.26	$0.23	(c)	$0.26	$0.25
Net realized and unrealized gain (loss)	1.69	(0.80)	1.71		0.40	(0.22)
Total from investment operations	$1.99	$(0.54)	$1.94		$0.66	$0.03

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.28)		$(0.11)	$(0.16)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.51)	$(0.52)	$(0.28)		$(0.73)	$(0.34)
Net asset value, end of period (x)	$18.45	$16.97	$18.03		$16.37	$16.44
Total return (%) (r)(s)(t)(x)	12.01	(3.14)	11.94	(c)	4.23	0.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.15	1.20	(c)	1.27	1.27
Expenses after expense reductions (f)	1.09	1.09	1.09	(c)	1.12	1.13
Net investment income (loss)	1.69	1.47	1.35	(c)	1.62	1.50
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$20,300	$18,795	$21,193		$15,157	$11,368

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$17.05	$18.11	$16.44		$16.51	$16.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.31	$0.27	(c)	$0.29	$0.29
Net realized and unrealized gain (loss)	1.70	(0.81)	1.72		0.41	(0.22)
Total from investment operations	$2.04	$(0.50)	$1.99		$0.70	$0.07

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.32)		$(0.15)	$(0.20)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.55)	$(0.56)	$(0.32)		$(0.77)	$(0.38)
Net asset value, end of period (x)	$18.54	$17.05	$18.11		$16.44	$16.51
Total return (%) (r)(s)(t)(x)	12.30	(2.87)	12.20	(c)	4.45	0.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	0.95	(c)	1.02	1.03
Expenses after expense reductions (f)	0.84	0.84	0.84	(c)	0.87	0.88
Net investment income (loss)	1.95	1.71	1.59	(c)	1.79	1.73
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$7,570	$7,514	$6,063		$7,629	$10,758

Class R6	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$16.85	$17.91	$16.26		$16.34	$16.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.33	$0.28	(c)	$0.31	$0.30
Net realized and unrealized gain (loss)	1.69	(0.81)	1.70		0.40	(0.21)
Total from investment operations	$2.04	$(0.48)	$1.98		$0.71	$0.09

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.33)		$(0.17)	$(0.22)
From net realized gain	(0.28)	(0.24)	—		(0.62)	(0.18)
Total distributions declared to shareholders	$(0.57)	$(0.58)	$(0.33)		$(0.79)	$(0.40)
Net asset value, end of period (x)	$18.32	$16.85	$17.91		$16.26	$16.34
Total return (%) (r)(s)(t)(x)	12.44	(2.82)	12.33	(c)	4.54	0.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.84	(c)	0.92	0.93
Expenses after expense reductions (f)	0.75	0.75	0.74	(c)	0.77	0.78
Net investment income (loss)	2.03	1.83	1.63	(c)	1.96	1.85
Portfolio turnover	65	52	41		36	54
Net assets at end of period (000 omitted)	$230,324	$363,364	$347,795		$110,608	$85,585

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$587,106,703	$4,968,356	$—	$592,075,059
Switzerland	92,896,405	—	—	92,896,405
Japan	—	91,768,768	—	91,768,768
United Kingdom	63,022,164	—	—	63,022,164
France	56,004,619	—	—	56,004,619
Canada	43,229,489	—	—	43,229,489
Taiwan	30,462,939	—	—	30,462,939
Germany	29,693,587	—	—	29,693,587
Netherlands	23,829,203	—	—	23,829,203
Other Countries	39,588,657	40,248,655	—	79,837,312
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	129,093,999	—	129,093,999
Non-U.S. Sovereign Debt	—	280,422,864	—	280,422,864
Municipal Bonds	—	2,734,897	—	2,734,897
U.S. Corporate Bonds	—	96,350,890	—	96,350,890
Residential Mortgage-Backed Securities	—	66,125,316	—	66,125,316
Commercial Mortgage-Backed Securities	—	11,358,559	—	11,358,559
Asset-Backed Securities
(including CDOs)	—	12,686,217	—	12,686,217
Foreign Bonds	—	98,540,003	—	98,540,003
Mutual Funds	35,723,511	—	—	35,723,511
Total	$1,001,557,277	$834,298,524	$—	$1,835,855,801

Other Financial Instruments
Futures Contracts – Assets	$3,053,636	$—	$—	$3,053,636
Futures Contracts – Liabilities	(39,416)	—	—	(39,416)
Forward Foreign Currency Exchange Contracts – Assets	—	1,503,778	—	1,503,778
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,416,029)	—	(2,416,029)
Swap Agreements – Assets	—	173,387	—	173,387
Written Options – Liabilities	—	(1,818)	—	(1,818)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the

Notes to Financial Statements – continued

debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$3,053,636	$(39,416)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,503,778	(2,416,029)
Credit	Purchased Credit Options	20,974	—
Credit	Written Credit Options	—	(1,818)
Credit	Credit Default Swaps	173,387	—
Total		$4,751,775	$(2,457,263)

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for

Notes to Financial Statements – continued

futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(12,426,406)	$—	$—	$—	$—
Foreign Exchange	—	—	(2,391,983)	—	—
Credit	—	8,112	—	(397,929)	239,814
Total	$(12,426,406)	$8,112	$(2,391,983)	$(397,929)	$239,814

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$2,290,215	$—	$—	$—	$—
Foreign Exchange	—	—	585,562	—	—
Credit	—	3,150	—	9,686	3,797
Total	$2,290,215	$3,150	$585,562	$9,686	$3,797

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and

Notes to Financial Statements – continued

uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a

Notes to Financial Statements – continued

specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may

Notes to Financial Statements – continued

enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as

Notes to Financial Statements – continued

realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future,

Notes to Financial Statements – continued

undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2019, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when

Notes to Financial Statements – continued

the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains)	$24,424,379	$32,594,612
Long-term capital gains	33,205,731	31,102,646

Total distributions	$57,630,110	$63,697,258

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$1,472,788,097
Gross appreciation	388,630,159

Gross depreciation	(23,288,917)
Net unrealized appreciation (depreciation)	$365,341,242

Undistributed ordinary income	8,295,755
Undistributed long-term capital gain	49,951,387
Other temporary differences	75,682

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/19	Year ended 10/31/18
Class A	$21,078,171	$22,250,415
Class B	699,714	911,967
Class C	5,099,930	6,700,328
Class I	19,428,182	20,678,091
Class R1	50,294	46,891
Class R2	354,632	467,468
Class R3	548,357	563,178
Class R4	242,029	187,106
Class R6	10,128,801	11,891,814
Total	$57,630,110	$63,697,258

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and

Notes to Financial Statements – continued

facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.84%
In excess of $500 million and up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2019, this management fee reduction amounted to $182,315, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2021. For the year ended October 31, 2019, this reduction amounted to $1,123,863, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $108,242 for the year ended October 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,837,353
Class B	0.75%	0.25%	1.00%	1.00%	323,021
Class C	0.75%	0.25%	1.00%	1.00%	2,342,043
Class R1	0.75%	0.25%	1.00%	1.00%	24,093
Class R2	0.25%	0.25%	0.50%	0.50%	62,748
Class R3	—	0.25%	0.25%	0.25%	47,411
Total Distribution and Service Fees					$4,636,669

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2019, this rebate amounted to $15,347, $238, $811, and $5 for Class A, Class B, Class C, and Class R1, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2019, were as follows:

Amount
Class A	$19,824
Class B	35,571
Class C	17,785

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2019, the fee was $124,645, which equated to 0.0066% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,634,045.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,601 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2019. Effective June 30, 2019, the fund no longer participates in the DB plan.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $2,914 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $912,132 and $2,892,430, respectively. The sales transactions resulted in net realized gains (losses) of $124,179.

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$316,552,901	$419,926,929
Non-U.S. Government securities	$871,556,292	$1,189,635,707

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	4,418,454	$77,613,898	7,655,177	$137,643,105
Class B	61,768	1,087,926	172,706	3,178,519
Class C	773,331	13,424,163	2,462,634	44,793,638
Class I	6,200,550	107,048,409	14,331,061	256,048,617
Class R1	21,339	376,746	93,172	1,651,598
Class R2	168,665	2,884,793	275,535	4,924,415
Class R3	181,852	3,208,700	342,806	6,080,609
Class R4	83,825	1,460,247	273,422	4,894,903
Class R6	2,751,747	47,665,379	5,283,105	94,303,397
	14,661,531	$254,770,261	30,889,618	$553,518,801

Shares issued to shareholders in reinvestment of distributions
Class A	1,174,588	$19,722,923	1,157,923	$20,709,343
Class B	37,066	624,807	44,425	812,206
Class C	256,657	4,265,970	314,403	5,668,272
Class I	988,476	16,409,283	985,503	17,423,658
Class R1	3,026	50,294	2,607	46,891
Class R2	9,565	158,113	9,199	163,102
Class R3	32,748	548,357	31,535	563,178
Class R4	14,309	240,763	10,476	186,946
Class R6	573,344	9,443,019	639,171	11,307,672
	3,089,779	$51,463,529	3,195,242	$56,881,268

Shares reacquired
Class A	(7,835,531)	$(137,164,202)	(9,037,037)	$(162,259,764)
Class B	(675,535)	(12,113,743)	(776,912)	(14,236,975)
Class C	(4,624,280)	(81,529,601)	(6,404,461)	(115,151,235)
Class I	(15,717,569)	(268,962,652)	(8,369,881)	(147,934,160)
Class R1	(28,411)	(502,048)	(100,172)	(1,790,775)
Class R2	(380,487)	(6,559,776)	(647,660)	(11,598,807)
Class R3	(221,806)	(3,845,818)	(442,425)	(7,918,900)
Class R4	(130,489)	(2,278,846)	(177,994)	(3,236,446)
Class R6	(12,309,324)	(202,656,558)	(3,782,655)	(67,105,695)
	(41,923,432)	$(715,613,244)	(29,739,197)	$(531,232,757)

Notes to Financial Statements – continued

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(2,242,489)	$(39,827,381)	(223,937)	$(3,907,316)
Class B	(576,701)	(10,401,010)	(559,781)	(10,246,250)
Class C	(3,594,292)	(63,839,468)	(3,627,424)	(64,689,325)
Class I	(8,528,543)	(145,504,960)	6,946,683	125,538,115
Class R1	(4,046)	(75,008)	(4,393)	(92,286)
Class R2	(202,257)	(3,516,870)	(362,926)	(6,511,290)
Class R3	(7,206)	(88,761)	(68,084)	(1,275,113)
Class R4	(32,355)	(577,836)	105,904	1,845,403
Class R6	(8,984,233)	(145,548,160)	2,139,621	38,505,374
	(24,172,122)	$(409,379,454)	4,345,663	$79,167,312

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $11,324 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$45,719,572	$586,101,643	$596,103,434	$1,568	$4,162	$35,723,511

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,315,328	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Total Return Fund and the Board of Trustees of MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts December 16, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara Pilar Gomez-Bravo Steven Gorham Andy Li Vipin Narula Robert Persons Jonathan Sage Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $38,783,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 41.25% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2019

     MFS® Utilities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MMU-ANN

MFS® Utilities Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have repeatedly raised tariffs on each other, though preliminary steps toward an interim trade agreement have been undertaken, modestly easing tensions in recent months. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. Uncertainty over Brexit, along with the ripple effects from the trade conflict, have hampered business confidence and investment in the U.K. and Europe, though investors hope that greater clarity regarding the Brexit outcome will emerge after a British parliamentary election in December.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October. Similarly, the European Central Bank loosened policy in September. While the monetary policy environment remains quite accommodative, tentative signs of easing trade tensions and receding global recession fears have helped push global interest rates modestly higher from the record-low levels posted late in the summer as investors grew less risk averse.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to responsible allocation of capital allow us to wade through the noise to uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline with the purpose of creating sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NextEra Energy, Inc.	6.2%
EDP Renovaveis S.A.	5.4%
Exelon Corp.	4.7%
FirstEnergy Corp.	4.5%
Dominion Energy, Inc.	4.1%
Entergy Corp.	3.4%
Public Service Enterprise Group, Inc.	3.3%
Vistra Energy Corp.	2.7%
American Electric Power Co., Inc.	2.7%
Enel S.p.A.	2.6%

Top five industries
Utilities – Electric Power	65.3%
Natural Gas – Pipeline	10.5%
Telecommunications – Wireless	8.0%
Cable TV	6.0%
Natural Gas – Distribution	5.9%

Issuer country weightings (x)
United States	64.6%
Canada	8.1%
Portugal	7.3%
United Kingdom	3.9%
Spain	3.3%
Italy	2.6%
Sweden	2.2%
Germany	1.4%
China	1.1%
Other Countries	5.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2019, Class A shares of the MFS Utilities Fund (fund) provided a total return of 21.94%, at net asset value. This compares with a return of 14.33% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 23.71% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

Fading fears of a near-term global recession, hopes for a partial trade deal between the United States and China and dramatically lower odds of a no-deal Brexit helped bolster market sentiment late in the period, after providing headwinds for many months prior. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve for a time. The Fed indicated in October that further rate cuts are unlikely unless the outlook for the economy materially worsens.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included cutting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it continues to attempt to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019, as the Fed became more dovish, but significant trade friction between the US and China weighed on sentiment for much of the year, although hopes for a partial trade deal improved sentiment late in the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, Brexit uncertainty has receded. While British Prime Minister Boris Johnson has negotiated a reworked withdrawal agreement with the European Union, Parliament has not yet approved the deal, leading the EU to grant the United Kingdom a Brexit delay until no later than January 31, 2020. A UK general election, scheduled for December 12, may bring some clarity to the situation. Hopes for a limited trade agreement between the US and China, as well as fading global recession fears, were supportive factors for risk assets at period end.

3

Management Review – continued

Detractors from Performance

The fund’s out-of-benchmark exposure to the natural gas pipeline industry held back performance results, relative to the Standard & Poor’s 500 Utilities Index, led by the fund’s positions in natural gas pipelines operator EQM Midstream Partners (b), natural gas and petrochemical products manufacturer Enterprise Products Partners (b), natural gas services provider Cheniere Energy (b) and natural gas gatherer Equitrans Midstream (b). The stock price of EQM Midstream Partners declined during the reporting period after the company revised its 2019 earnings guidance due to a slower ramp up of the company’s water handling business.

Elsewhere, avoiding strong-performing retail electric services provider Southern Company, electricity and natural gas distributor WEC Energy Group and water services provider American Water Works weighed on relative results. The stock price of Southern Company appreciated as the company’s earnings beat consensus estimates, driven by the colder-than-normal weather and positive tax impacts of asset sales. Management reaffirmed its full-year adjusted earnings per share guidance and noted that it continues to make progress on its Vogtle construction project, hitting major milestones. The fund’s underweight position in electricity provider NextEra Energy, and holdings of cable and mobile services provider Millicom International Cellular (b) (Sweden), further detracted from relative performance. The stock price of Millicom International Cellular fell after the company reported financial results below market estimates, driven in part by weak performance in Latin America, where mobile competition and regulatory changes negatively affected the company’s business.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The fund’s out-of-benchmark allocation to both the cable TV and wireless communications industries contributed to relative results. Within cable TV, the fund’s holdings of cable and telecommunications company Altice USA (b) aided relative performance as the company reported earnings results that were ahead of estimates. The primary drivers of the outperformance were higher-than-expected broadband subscribers and lower-than-anticipated video losses. The company also raised its revenue growth guidance figures, mainly due to recent acquisitions, which further supported the stock price. Within the wireless communications industry, the fund’s holdings of telecommunications services provider Cellnex Telecom (b) (Spain) and broadcast and communication tower management firm American Tower (b) strengthened relative results.

The combination of an underweight allocation and favorable security selection within the electric power industry bolstered relative returns. Here, underweight positions in utility company PG&E (h) and power & natural gas distributor Duke Energy contributed to relative performance. PG&E’s stock price declined over the year as the company announced it would file for Chapter 11 bankruptcy due to liabilities resulting from catastrophic wildfires that occurred in northern California. The fund’s holdings of

4

Management Review – continued

electricity and gas distributor Enel (b) (Italy), electric utility company Iberdrola (b) (Spain) and electricity and gas supplier RWE (b) (Germany) also boosted relative results. The stock price of RWE appreciated during the reporting period after the company reported first-half 2019 operating profit and adjusted net income results that were above consensus estimates, driven by strong performance in its Supply & Trading business segment.

Elsewhere, the fund’s holdings of gas distributor China Resources Gas Group (b) (Hong Kong) and energy infrastructure services provider TC Energy (b) (Canada) further aided relative performance.

Respectfully,

Portfolio Manager(s)

Claud Davis and J. Scott Walker

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective August 1, 2019, Maura Shaughnessy was removed as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	21.94%	5.83%	10.59%	N/A
B	9/07/93	21.02%	5.04%	9.76%	N/A
C	1/03/94	21.02%	5.04%	9.76%	N/A
I	1/02/97	22.26%	6.10%	10.87%	N/A
R1	4/01/05	21.03%	5.04%	9.76%	N/A
R2	10/31/03	21.59%	5.56%	10.31%	N/A
R3	4/01/05	21.92%	5.83%	10.59%	N/A
R4	4/01/05	22.22%	6.10%	10.86%	N/A
R6	6/01/12	22.29%	6.19%	N/A	10.74%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		14.33%	10.78%	13.70%	N/A
Standard & Poor’s 500 Utilities Index (f)		23.71%	10.98%	12.77%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		14.93%	4.59%	9.94%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		17.02%	4.71%	9.76%	N/A
C With CDSC (1% for 12 months) (v)		20.02%	5.04%	9.76%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.(b)

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.(b)

It is not possible to invest directly in an index.

(b)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC

7

Performance Summary – continued

and sublicensed for certain purposed by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2019 through October 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Expenses Paid During Period (p) 5/01/19-10/31/19
A	Actual	0.98%	$1,000.00	$1,082.11	$5.14
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
B	Actual	1.73%	$1,000.00	$1,077.88	$9.06
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
C	Actual	1.73%	$1,000.00	$1,078.33	$9.06
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
I	Actual	0.73%	$1,000.00	$1,083.56	$3.83
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R1	Actual	1.73%	$1,000.00	$1,078.10	$9.06
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
R2	Actual	1.23%	$1,000.00	$1,081.00	$6.45
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
R3	Actual	0.98%	$1,000.00	$1,081.86	$5.14
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
R4	Actual	0.73%	$1,000.00	$1,083.37	$3.83
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R6	Actual	0.65%	$1,000.00	$1,083.99	$3.41
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.7%

Issuer	Shares/Par	Value ($)
Cable TV - 6.0%
Altice USA, Inc., “A” (a)	2,528,377	$78,253,268
Charter Communications, Inc., “A” (a)	92,553	43,301,847
Comcast Corp., “A”	1,454,016	65,168,997
NOS, SGPS S.A.	5,241,790	31,130,846

		$217,854,958
Natural Gas - Distribution - 4.4%
China Resources Gas Group Ltd.	6,332,000	$38,121,556
NiSource, Inc.	1,279,347	35,872,890
Sempra Energy	582,593	84,190,514

		$158,184,960
Natural Gas - Pipeline - 10.5%
Cheniere Energy, Inc. (a)	1,094,988	$67,396,511
Enbridge, Inc.	1,310,327	47,723,321
Enterprise Products Partners LP	3,077,861	80,116,722
EQM Midstream Partners LP	1,056,988	31,582,801
Equitrans Midstream Corp.	1,085,684	15,112,721
Plains All American Pipeline LP	1,708,235	30,970,301
TC Energy Corp.	1,551,006	78,180,312
Williams Cos., Inc.	1,294,863	28,888,394

		$379,971,083
Telecommunications - Wireless - 8.0%
Advanced Info Service Public Co. Ltd.	4,735,600	$35,914,966
American Tower Corp., REIT	171,243	37,344,673
Cellnex Telecom S.A.	872,586	37,623,725
KDDI Corp.	1,142,100	31,670,801
Millicom International Cellular S.A.	62,573	2,826,422
Millicom International Cellular S.A., SDR	723,154	32,953,360
Mobile TeleSystems PJSC, ADR	1,783,822	15,965,207
Rogers Communications, Inc.	588,572	27,710,386
Tele2 AB, “B”	3,070,068	43,893,544
Vodafone Group PLC	11,027,027	22,482,794

		$288,385,878
Telephone Services - 3.0%
Hellenic Telecommunications Organization S.A.	1,869,807	$28,361,382
Koninklijke KPN N.V.	5,532,213	17,152,814
PT XL Axiata Tbk (a)	36,572,225	9,235,233

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - continued
Telesites S.A.B. de C.V. (a)	13,591,800	$8,888,563
TELUS Corp.	1,282,564	45,621,535

		$109,259,527
Utilities - Electric Power - 63.8%
AES Corp.	2,881,794	$49,134,588
AltaGas Ltd. (l)	3,920,458	57,031,338
American Electric Power Co., Inc.	1,034,820	97,676,660
CenterPoint Energy, Inc.	3,109,714	90,399,386
Clearway Energy, Inc., “A”	824,881	14,163,207
CLP Holdings Ltd.	857,500	8,889,551
Dominion Energy, Inc.	1,809,702	149,390,900
Duke Energy Corp.	584,187	55,065,467
Edison International	1,057,002	66,485,426
EDP Renovaveis S.A.	17,044,549	194,280,006
Emera, Inc. (l)	864,121	35,775,961
Enel S.p.A.	12,298,457	95,192,295
Energias de Portugal S.A.	9,161,809	37,705,031
Entergy Corp.	1,017,369	123,589,986
Equatorial Energia S.A.	593,600	15,079,408
Evergy, Inc.	1,116,318	71,343,883
Exelon Corp.	3,758,826	170,988,995
FirstEnergy Corp.	3,343,624	161,563,912
Iberdrola S.A.	7,994,488	82,100,852
National Grid PLC	4,605,264	53,766,407
Neoenergia S.A.	2,352,100	12,292,736
NextEra Energy Partners LP	814,595	42,929,156
NextEra Energy, Inc.	946,434	225,573,079
NRG Energy, Inc.	1,095,897	43,967,388
NTPC Ltd.	8,820,038	15,220,523
Public Service Enterprise Group, Inc.	1,906,073	120,673,482
RWE AG	1,683,962	51,329,096
SSE PLC	3,925,387	65,262,765
Vistra Energy Corp.	3,643,290	98,478,129

		$2,305,349,613
Total Common Stocks (Identified Cost, $2,623,084,608)		$3,459,006,019

Convertible Preferred Stocks - 3.0%
Natural Gas - Distribution - 1.5%
Sempra Energy, 6%	172,694	$20,037,685
Sempra Energy, 6.75%	173,133	20,116,323
South Jersey Industries, Inc., 7.25%	306,488	15,630,888

		$55,784,896

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Utilities - Electric Power - 1.5%
American Electric Power Co., Inc., 6.125%	56,750	$3,120,682
CenterPoint Energy, Inc., 7%	489,898	24,984,798
Dominion Energy, Inc., 6.75%	235,146	25,210,003

		$53,315,483
Total Convertible Preferred Stocks (Identified Cost, $101,144,783)		$109,100,379

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 1.89% (v) (Identified Cost, $50,094,360)	50,096,585	$50,101,595

Collateral for Securities Loaned - 1.3%
JPMorgan U.S. Government Money Market Fund, 1.74% (j) (Identified Cost, $45,627,434)	45,627,434	$45,627,434

Other Assets, Less Liabilities - (1.4)%		(51,402,098)
Net Assets - 100.0%		$3,612,433,329

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $50,101,595 and $3,613,733,832, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona

13

Portfolio of Investments – continued

Derivative Contracts at 10/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	2,637,939	USD	2,911,678	Citibank N.A.	12/13/2019	$38,436
GBP	884,786	USD	1,132,565	Merrill Lynch International	12/13/2019	15,060
USD	543,551	CAD	713,718	Citibank N.A.	12/13/2019	1,580
USD	6,127,990	CAD	8,017,720	Morgan Stanley Capital Services, Inc.	12/13/2019	39,622

						$94,698

Liability Derivatives
CAD	3,074,592	USD	2,355,540	State Street Bank Corp.	12/13/2019	$(20,805)
USD	186,466,628	CAD	248,030,949	Citibank N.A.	12/13/2019	(1,879,150)
USD	453,270	CAD	598,316	HSBC Bank	12/13/2019	(1,070)
USD	868,212	CAD	1,145,846	Merrill Lynch International	12/13/2019	(1,902)
USD	670,675	CAD	885,254	State Street Bank Corp.	12/13/2019	(1,555)
USD	53,810,417	EUR	48,834,433	BNP Paribas S.A.	12/13/2019	(803,106)
USD	278,092	EUR	248,912	Brown Brothers Harriman	12/13/2019	(277)
USD	8,304,965	EUR	7,455,056	Citibank N.A.	12/13/2019	(32,326)
USD	98,556,541	EUR	88,540,407	Deutsche Bank AG	11/18/2019	(286,197)
USD	193,930,163	EUR	175,963,738	Deutsche Bank AG	12/13/2019	(2,857,210)
USD	712,598	EUR	639,600	Morgan Stanley Capital Services, Inc.	12/13/2019	(2,692)
USD	3,549,495	GBP	2,754,258	Brown Brothers Harriman	12/13/2019	(22,962)
USD	81,310,375	GBP	66,386,221	Deutsche Bank AG	12/13/2019	(4,796,997)
USD	48,132,233	SEK	476,850,843	Merrill Lynch International	12/13/2019	(1,367,300)
USD	1,109,441	SEK	10,756,070	State Street Bank Corp.	12/13/2019	(7,094)

						$(12,080,643)

At October 31, 2019, the fund had cash collateral of $10,877,000 to cover any collateral for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $61,792,912 of securities on loan (identified cost, $2,769,856,825)	$3,613,733,832
Investments in affiliated issuers, at value (identified cost, $50,094,360)	50,101,595
Cash	399,980
Foreign currency, at value (identified cost, $619,713)	580,171
Restricted cash for
Forward foreign currency exchange contracts	10,877,000
Receivables for
Forward foreign currency exchange contracts	94,698
Fund shares sold	2,317,988
Interest and dividends	7,204,409
Total assets	$3,685,309,673

Liabilities
Payables for
Distributions	$494,215
Forward foreign currency exchange contracts	12,080,643
Investments purchased	7,687,683
Fund shares reacquired	3,736,527
Collateral for securities loaned, at value (c)	45,627,434
Payable to affiliates
Investment adviser	114,373
Administrative services fee	2,497
Shareholder servicing costs	1,282,483
Distribution and service fees	58,004
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	1,541,733
Accrued expenses and other liabilities	250,741
Total liabilities	$72,876,344
Net assets	$3,612,433,329

Net assets consist of
Paid-in capital	$2,598,797,387
Total distributable earnings (loss)	1,013,635,942
Net assets	$3,612,433,329
Shares of beneficial interest outstanding	153,431,857

(c)	Non-cash collateral is not included.

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,956,523,972	83,110,638	$23.54
Class B	99,924,136	4,266,110	23.42
Class C	370,035,505	15,799,382	23.42
Class I	698,558,294	29,552,551	23.64
Class R1	6,560,778	280,777	23.37
Class R2	59,224,275	2,523,278	23.47
Class R3	279,638,881	11,887,238	23.52
Class R4	49,530,093	2,102,152	23.56
Class R6	92,437,395	3,909,731	23.64

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $24.98 [100 / 94.25 x $23.54]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$120,544,250
Dividends from affiliated issuers	1,897,577
Income on securities loaned	282,453
Other	180,296
Foreign taxes withheld	(8,333,129)
Total investment income	$114,571,447
Expenses
Management fee	$19,497,952
Distribution and service fees	10,360,887
Shareholder servicing costs	3,493,161
Administrative services fee	448,205
Independent Trustees’ compensation	44,585
Custodian fee	438,153
Shareholder communications	168,822
Audit and tax fees	67,547
Legal fees	30,411
Miscellaneous	251,135
Total expenses	$34,800,858
Fees paid indirectly	(94,360)
Reduction of expenses by investment adviser and distributor	(379,086)
Net expenses	$34,327,412
Net investment income (loss)	$80,244,035

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $84,766 country tax)	$130,778,949
Affiliated issuers	17,730
Forward foreign currency exchange contracts	40,038,458
Foreign currency	6,987,424
Net realized gain (loss)	$177,822,561
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,013,246 increase in deferred country tax)	$409,688,444
Affiliated issuers	7,022
Forward foreign currency exchange contracts	(23,016,639)
Translation of assets and liabilities in foreign currencies	(116,877)
Net unrealized gain (loss)	$386,561,950
Net realized and unrealized gain (loss)	$564,384,511
Change in net assets from operations	$644,628,546

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/19	10/31/18
Change in net assets

From operations
Net investment income (loss)	$80,244,035	$89,738,553
Net realized gain (loss)	177,822,561	45,936,011
Net unrealized gain (loss)	386,561,950	(109,056,961)
Change in net assets from operations	$644,628,546	$26,617,603
Total distributions to shareholders	$(123,392,257)	$(95,278,043)
Change in net assets from fund share transactions	$(46,064,734)	$(627,026,866)
Total change in net assets	$475,171,555	$(695,687,306)

Net assets
At beginning of period	3,137,261,774	3,832,949,080
At end of period	$3,612,433,329	$3,137,261,774

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$20.08	$20.46	$18.49		$19.25	$23.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.55	$0.51	(c)	$0.70	$0.45
Net realized and unrealized gain (loss)	3.73	(0.35)	2.15		0.07	(2.73)
Total from investment operations	$4.28	$0.20	$2.66		$0.77	$(2.28)

Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.50)	$(0.69)		$(0.46)	$(0.47)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.82)	$(0.58)	$(0.69)		$(1.53)	$(1.81)
Net asset value, end of period (x)	$23.54	$20.08	$20.46		$18.49	$19.25
Total return (%) (r)(s)(t)(x)	21.94	0.98	14.73	(c)	4.91	(10.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.01	(c)	1.00	0.99
Expenses after expense reductions (f)	0.99	0.99	1.01	(c)	0.99	0.99
Net investment income (loss)	2.51	2.70	2.64	(c)	3.85	2.10
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$1,956,524	$1,706,956	$1,951,500		$2,431,147	$2,926,491

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$19.98	$20.36	$18.40		$19.16	$23.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	$0.36	(c)	$0.55	$0.28
Net realized and unrealized gain (loss)	3.72	(0.35)	2.14		0.08	(2.71)
Total from investment operations	$4.10	$0.04	$2.50		$0.63	$(2.43)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.54)		$(0.32)	$(0.31)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.66)	$(0.42)	$(0.54)		$(1.39)	$(1.65)
Net asset value, end of period (x)	$23.42	$19.98	$20.36		$18.40	$19.16
Total return (%) (r)(s)(t)(x)	21.02	0.22	13.87	(c)	4.15	(11.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.76	(c)	1.75	1.74
Expenses after expense reductions (f)	1.74	1.74	1.76	(c)	1.75	1.74
Net investment income (loss)	1.76	1.94	1.89	(c)	3.05	1.34
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$99,924	$113,779	$156,814		$198,512	$260,079

Class C	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$19.98	$20.36	$18.40		$19.16	$23.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.38	$0.36	(c)	$0.56	$0.29
Net realized and unrealized gain (loss)	3.72	(0.34)	2.14		0.07	(2.72)
Total from investment operations	$4.10	$0.04	$2.50		$0.63	$(2.43)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.54)		$(0.32)	$(0.31)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.66)	$(0.42)	$(0.54)		$(1.39)	$(1.65)
Net asset value, end of period (x)	$23.42	$19.98	$20.36		$18.40	$19.16
Total return (%) (r)(s)(t)(x)	21.02	0.21	13.87	(c)	4.15	(11.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.76	(c)	1.75	1.74
Expenses after expense reductions (f)	1.74	1.74	1.76	(c)	1.75	1.74
Net investment income (loss)	1.75	1.91	1.90	(c)	3.09	1.35
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$370,036	$424,769	$640,795		$757,086	$945,033

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$20.16	$20.54	$18.56		$19.31	$23.41

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.60	$0.56	(c)	$0.76	$0.50
Net realized and unrealized gain (loss)	3.76	(0.35)	2.16		0.06	(2.73)
Total from investment operations	$4.36	$0.25	$2.72		$0.82	$(2.23)

Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.55)	$(0.74)		$(0.50)	$(0.53)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.88)	$(0.63)	$(0.74)		$(1.57)	$(1.87)
Net asset value, end of period (x)	$23.64	$20.16	$20.54		$18.56	$19.31
Total return (%) (r)(s)(t)(x)	22.26	1.22	15.02	(c)	5.20	(10.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.76	(c)	0.75	0.74
Expenses after expense reductions (f)	0.74	0.74	0.76	(c)	0.75	0.74
Net investment income (loss)	2.77	2.93	2.86	(c)	4.18	2.33
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$698,558	$587,221	$682,272		$508,566	$636,784

Class R1	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$19.94	$20.32	$18.37		$19.13	$23.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	$0.36	(c)	$0.56	$0.29
Net realized and unrealized gain (loss)	3.71	(0.34)	2.13		0.08	(2.72)
Total from investment operations	$4.09	$0.05	$2.49		$0.64	$(2.43)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)	$(0.54)		$(0.33)	$(0.31)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.66)	$(0.43)	$(0.54)		$(1.40)	$(1.65)
Net asset value, end of period (x)	$23.37	$19.94	$20.32		$18.37	$19.13
Total return (%) (r)(s)(t)(x)	21.03	0.23	13.84	(c)	4.17	(11.11)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.76	(c)	1.75	1.74
Expenses after expense reductions (f)	1.74	1.74	1.76	(c)	1.75	1.74
Net investment income (loss)	1.77	1.93	1.90	(c)	3.14	1.34
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$6,561	$6,453	$7,623		$10,305	$10,865

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$20.03	$20.40	$18.44		$19.20	$23.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.49	$0.50	$0.46	(c)	$0.65	$0.39
Net realized and unrealized gain (loss)	3.72	(0.35)	2.14		0.07	(2.72)
Total from investment operations	$4.21	$0.15	$2.60		$0.72	$(2.33)

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.44)	$(0.64)		$(0.41)	$(0.42)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.77)	$(0.52)	$(0.64)		$(1.48)	$(1.76)
Net asset value, end of period (x)	$23.47	$20.03	$20.40		$18.44	$19.20
Total return (%) (r)(s)(t)(x)	21.59	0.77	14.42	(c)	4.66	(10.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.26	(c)	1.25	1.24
Expenses after expense reductions (f)	1.24	1.24	1.26	(c)	1.25	1.24
Net investment income (loss)	2.26	2.46	2.39	(c)	3.61	1.84
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$59,224	$57,733	$78,248		$92,123	$104,858

Class R3	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$20.07	$20.45	$18.48		$19.24	$23.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	$0.55	$0.51	(c)	$0.71	$0.45
Net realized and unrealized gain (loss)	3.71	(0.35)	2.15		0.06	(2.73)
Total from investment operations	$4.28	$0.20	$2.66		$0.77	$(2.28)

Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.50)	$(0.69)		$(0.46)	$(0.47)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.83)	$(0.58)	$(0.69)		$(1.53)	$(1.81)
Net asset value, end of period (x)	$23.52	$20.07	$20.45		$18.48	$19.24
Total return (%) (r)(s)(t)(x)	21.92	0.97	14.74	(c)	4.91	(10.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.01	(c)	0.99	0.99
Expenses after expense reductions (f)	0.99	0.99	1.01	(c)	0.99	0.99
Net investment income (loss)	2.63	2.71	2.64	(c)	3.91	2.09
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$279,639	$72,490	$99,454		$128,051	$134,801

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$20.10	$20.48	$18.51		$19.26	$23.35

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.61	$0.56	(c)	$0.74	$0.50
Net realized and unrealized gain (loss)	3.74	(0.36)	2.15		0.08	(2.72)
Total from investment operations	$4.34	$0.25	$2.71		$0.82	$(2.22)

Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.55)	$(0.74)		$(0.50)	$(0.53)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.88)	$(0.63)	$(0.74)		$(1.57)	$(1.87)
Net asset value, end of period (x)	$23.56	$20.10	$20.48		$18.51	$19.26
Total return (%) (r)(s)(t)(x)	22.22	1.22	15.01	(c)	5.21	(10.19)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.76	(c)	0.74	0.74
Expenses after expense reductions (f)	0.74	0.74	0.76	(c)	0.74	0.74
Net investment income (loss)	2.76	3.01	2.89	(c)	4.11	2.33
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$49,530	$48,109	$79,612		$89,124	$100,251

Class R6	Year ended

	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Net asset value, beginning of period	$20.17	$20.54	$18.56		$19.31	$23.42

Income (loss) from investment operations
Net investment income (loss) (d)	$0.61	$0.61	$0.57	(c)	$0.78	$0.53
Net realized and unrealized gain (loss)	3.76	(0.34)	2.17		0.06	(2.75)
Total from investment operations	$4.37	$0.27	$2.74		$0.84	$(2.22)

Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.56)	$(0.76)		$(0.52)	$(0.55)
From net realized gain	(0.33)	(0.08)	—		(1.07)	(1.34)
Total distributions declared to shareholders	$(0.90)	$(0.64)	$(0.76)		$(1.59)	$(1.89)
Net asset value, end of period (x)	$23.64	$20.17	$20.54		$18.56	$19.31
Total return (%) (r)(s)(t)(x)	22.29	1.36	15.13	(c)	5.30	(10.15)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.66	0.66	(c)	0.65	0.63
Expenses after expense reductions (f)	0.65	0.65	0.66	(c)	0.65	0.63
Net investment income (loss)	2.84	3.02	2.93	(c)	4.31	2.48
Portfolio turnover	30	23	24		27	45
Net assets at end of period (000 omitted)	$92,437	$119,752	$136,631		$92,898	$75,962

See Notes to Financial Statements

23

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

25

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

26

Notes to Financial Statements – continued

published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,288,723,662	$—	$—	$2,288,723,662
Canada	292,042,853	—	—	292,042,853
Portugal	263,115,883	—	—	263,115,883
United Kingdom	141,511,966	—	—	141,511,966
Spain	119,724,577	—	—	119,724,577
Italy	95,192,295	—	—	95,192,295
Sweden	79,673,326	—	—	79,673,326
Germany	51,329,096	—	—	51,329,096
China	—	38,121,556	—	38,121,556
Other Countries	112,960,633	85,710,551	—	198,671,184
Mutual Funds	95,729,029	—	—	95,729,029
Total	$3,540,003,320	$123,832,107	$—	$3,663,835,427

Other Financial Instruments

Forward Foreign Currency Exchange Contracts – Assets	$—	$94,698	$—	$94,698
Forward Foreign Currency Exchange Contracts – Liabilities	—	(12,080,643)	—	(12,080,643)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

27

Notes to Financial Statements – continued

are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$94,698	$(12,080,643)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$—	$(4,364,890)
Foreign Exchange	40,038,458	—
Total	$40,038,458	$(4,364,890)

28

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$—	$1,120,715
Foreign Exchange	(23,016,639)	—
Total	$(23,016,639)	$1,120,715

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a

29

Notes to Financial Statements – continued

specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described

30

Notes to Financial Statements – continued

above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $61,792,912. The fair value of the fund’s investment securities on loan and a related liability of $45,627,434 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $18,388,141 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

31

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, partnership adjustments, and certain preferred stock treated as debt for tax purposes.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/19	Year ended 10/31/18
Ordinary income (including any short-term capital gains)	$72,453,572	$80,663,527
Long-term capital gains	50,938,685	14,614,516

Total distributions	$123,392,257	$95,278,043

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/19

Cost of investments	$2,888,565,278
Gross appreciation	858,525,150

Gross depreciation	(95,240,946)
Net unrealized appreciation (depreciation)	$763,284,204

Undistributed ordinary income	14,026,323
Undistributed long-term capital gain	147,592,733
Other temporary differences	88,732,682

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/19	Year ended 10/31/18
Class A	$68,888,762	$51,620,326
Class B	3,478,223	2,810,443
Class C	13,183,028	11,146,202
Class I	25,710,076	19,407,196
Class R1	208,534	148,512
Class R2	2,094,107	1,759,166
Class R3	3,274,915	2,397,426
Class R4	2,009,776	2,008,311
Class R6	4,544,836	3,980,461
Total	$123,392,257	$95,278,043

33

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $3 billion	0.60%
In excess of $3 billion and up to $10 billion	0.55%
In excess of $10 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2019, this management fee reduction amounted to $317,404, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $236,213 for the year ended October 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,520,331
Class B	0.75%	0.25%	1.00%	1.00%	1,088,755
Class C	0.75%	0.25%	1.00%	1.00%	4,202,267
Class R1	0.75%	0.25%	1.00%	1.00%	66,781
Class R2	0.25%	0.25%	0.50%	0.50%	288,345
Class R3	—	0.25%	0.25%	0.25%	194,408
Total Distribution and Service Fees					$10,360,887

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2019, this rebate amounted to

34

Notes to Financial Statements – continued

$60,100, $799, $437, $7, $242, and $97 for Class A, Class B, Class C, Class R1, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2019, were as follows:

Amount
Class A	$1,979
Class B	91,179
Class C	8,680

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2019, the fee was $421,390, which equated to 0.0129% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,071,771.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2019 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,504 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2019. Effective June 30, 2019, the fund no longer participates in the DB plan.

35

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended October 31, 2019, the fee paid by the fund under this agreement was $4,857 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $6,651,212 and $5,490,935, respectively. The sales transactions resulted in net realized gains (losses) of $1,733,225.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2019, this reimbursement amounted to $179,366, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $947,282,018 and $1,091,447,459, respectively.

36

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	8,633,077	$191,155,371	9,483,688	$190,923,340
Class B	142,775	2,985,411	208,958	4,197,865
Class C	977,697	21,100,917	856,362	17,238,952
Class I	7,075,879	154,493,253	6,668,871	135,754,618
Class R1	41,411	886,853	59,022	1,188,822
Class R2	555,796	12,045,800	502,059	10,114,933
Class R3	9,463,796	222,522,761	611,162	12,401,462
Class R4	493,425	10,764,501	527,917	10,705,921
Class R6	1,496,541	32,536,531	1,154,462	23,517,533
	28,880,397	$648,491,398	20,072,501	$406,043,446

Shares issued to shareholders in reinvestment of distributions
Class A	3,143,327	$65,471,621	2,421,915	$48,943,953
Class B	148,824	3,035,943	121,582	2,442,900
Class C	577,719	11,793,647	501,289	10,062,344
Class I	1,059,483	22,254,241	826,466	16,764,866
Class R1	10,219	208,529	7,404	148,492
Class R2	97,288	2,010,455	83,253	1,677,013
Class R3	155,077	3,274,136	118,753	2,397,337
Class R4	92,312	1,924,903	94,765	1,915,500
Class R6	167,574	3,473,660	156,898	3,184,085
	5,451,823	$113,447,135	4,332,325	$87,536,490

Shares reacquired
Class A	(13,660,135)	$(295,840,095)	(22,290,248)	$(450,202,107)
Class B	(1,719,037)	(37,191,663)	(2,338,687)	(46,950,692)
Class C	(7,014,134)	(154,840,663)	(11,577,794)	(231,532,275)
Class I	(7,707,892)	(168,078,651)	(11,591,715)	(234,318,774)
Class R1	(94,469)	(2,039,331)	(117,933)	(2,367,556)
Class R2	(1,012,700)	(21,673,896)	(1,537,444)	(31,016,403)
Class R3	(1,342,973)	(29,036,185)	(1,981,885)	(40,147,444)
Class R4	(877,046)	(19,012,426)	(2,117,215)	(42,896,914)
Class R6	(3,692,405)	(80,290,357)	(2,024,550)	(41,174,637)
	(37,120,791)	$(808,003,267)	(55,577,471)	$(1,120,606,802)

37

Notes to Financial Statements – continued

	Year ended 10/31/19		Year ended 10/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(1,883,731)	$(39,213,103)	(10,384,645)	$(210,334,814)
Class B	(1,427,438)	(31,170,309)	(2,008,147)	(40,309,927)
Class C	(5,458,718)	(121,946,099)	(10,220,143)	(204,230,979)
Class I	427,470	8,668,843	(4,096,378)	(81,799,290)
Class R1	(42,839)	(943,949)	(51,507)	(1,030,242)
Class R2	(359,616)	(7,617,641)	(952,132)	(19,224,457)
Class R3	8,275,900	196,760,712	(1,251,970)	(25,348,645)
Class R4	(291,309)	(6,323,022)	(1,494,533)	(30,275,493)
Class R6	(2,028,290)	(44,280,166)	(713,190)	(14,473,019)
	(2,788,571)	$(46,064,734)	(31,172,645)	$(627,026,866)
Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2019, the fund’s commitment fee and interest expense were $18,651 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$63,836,853	$661,623,329	$675,383,339	$17,730	$7,022	$50,101,595

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,897,577	$—

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Utilities Fund and the Board of Trustees of MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

40

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2019

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Michael Hegarty* (age 74)	Trustee	December 2004	133	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2019, Mr. Hegarty will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee. As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Claud Davis J. Scott Walker

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

47

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

48

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

49

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $58,023,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 66.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

As of December 31, 2019, Mr. Hegarty will retire as Trustee and will no longer be a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2019 and 2018, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Global Equity Fund	52,330	51,173
MFS Global Total Return Fund	61,056	59,702
MFS Utilities Fund	47,862	46,804

Total	161,248	157,679

For the fiscal years ended October 31, 2019 and 2018, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	9,951	9,735	1,852	1,881
To MFS Global Total Return Fund	0	0	11,319	11,071	1,591	1,603
To MFS Utilities Fund	0	0	9,176	8,977	1,918	2,182
Total fees billed by E&Y To above Funds	0	0	30,446	29,783	5,361	5,666

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	1,679,277	1,728,076	0	0	104,750	34,150
To MFS and MFS Related Entities of MFS Global Total Return Fund*	1,679,277	1,728,076	0	0	104,750	34,150
To MFS and MFS Related Entities of MFS Utilities Fund*	1,679,277	1,728,076	0	0	104,750	34,150

	Aggregate fees for non-audit services:
	2019	2018
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	2,021,030	1,971,542
To MFS Global Total Return Fund, MFS and MFS Related Entities#	2,022,137	1,972,600
To MFS Utilities Fund, MFS and MFS Related Entities#	2,020,321	1,971,085

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VI

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2019

*	Print name and title of each signing officer under his or her signature.